UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-07888

Limited Term Tax-Exempt Bond Fund of America
(Exact name of registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: July 31

Date of reporting period: July 31, 2007

Kimberly S. Verdick
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and address of agent for service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071
(Counsel for the registrant)

ITEM 1 – Reports to Stockholders
[logo - American Funds®]

The right choice for the long term®

Limited Term Tax-Exempt Bond Fund of America

The search for yield

[photo of hanging sprinklers watering a field]

Annual report for the year ended July 31, 2007

Limited Term Tax-Exempt Bond Fund of AmericaSM seeks current income exempt from regular federal income taxes, consistent with preservation of capital, by investing primarily in investment-grade municipal bonds. The fund’s portfolio maintains a dollar-weighted average maturity between three and 10 years.

This fund is one of the 30 American Funds. American Funds ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents
Letter to shareholders	1
The value of a long-term perspective	3
Feature article: The search for yield	4
Inside your fund’s summary investment portfolio	8
Financial statements	13
Board of trustees and other officers	27
What makes American Funds different?	back cover

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2007 (the most recent calendar quarter end):

Class A shares	1 year	5 years	10 years

Reflecting 2.50% maximum sales charge*	+1.05%	+2.74%	+3.94%

*The maximum initial sales charge was 3.75% prior to November 1, 2006.

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.68%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on page 19 for details.

The fund’s 30-day yield for Class A shares as of August 31, 2007, calculated in accordance with the Securities and Exchange Commission formula, was 3.51% (3.48% without the fee waiver). (For investors in the 35% tax bracket, this is equivalent to a taxable yield of 5.40% — 5.35% without the fee waiver.) The fund’s distribution rate for Class A shares as of that date was 3.43% (3.40% without the fee waiver). Both reflect the 2.50% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 26.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Income may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable. Please consult with your tax adviser.

Fellow shareholders:

[photo of hanging sprinklers watering a field]

After rising during the first half of the fund’s fiscal year, prices of higher grade municipal bonds faltered somewhat in the second half. Limited Term Tax-Exempt Bond Fund of America continued to deliver a steady stream of monthly tax-exempt dividends that totaled almost 53 cents a share at the end of the year.

The dividend payments represented a tax-free income return of 3.56% for shareholders who reinvested dividends, equivalent to a 5.48% return from a taxable investment for shareholders in the 35% maximum federal tax bracket. Shareholders who took dividends in cash recorded an income return of 3.50%.

The weakness in higher grade bond prices during recent months was reflected in a slight decline in the fund’s share price, which ended the year 3 cents lower at $15.11. This modest loss resulted in a total return — income plus change in share price — of 3.3% for the 12-month period, slightly ahead of the 3.2% return of the fund’s peer group, as measured by the Lipper Intermediate Municipal Debt Funds Average. The unmanaged Lehman Brothers (7-Year) Municipal Bond Index, a proxy for the intermediate investment-grade municipal bond market, returned 3.9%. The index does not include expenses.

Bond market overview

As we noted six months ago, the fund’s fiscal year began with a relief rally for the bond market, precipitated by the Federal Reserve’s decision to leave interest rates unchanged at its August 2006 meeting after two years of consistent increases in its federal funds rate. The rally lost some steam in December and January when continued strength in the U.S. economy dashed investor hopes for a rate cut in early 2007. In fact, the key short-term rate would remain at 5.25% throughout the fiscal year.

For the first half of the fund’s fiscal 2007, longer maturity bonds produced the best returns in the municipal market, followed by intermediate and short-term issues. Continued strong demand for yield fueled investor appetite for bonds with lower credit ratings or longer maturities, with the market absorbing a record volume of new issues in December and January. The supply remained strong through the end of the fund’s fiscal year. From January to July, the municipal market issued more than $260 billion in new bonds, on track to beat 2005’s record year.

Municipal bonds bounced back from their doldrums in late February when stocks fell sharply. Weak economic growth and mounting troubles in the housing market renewed investors’ hopes for a cut in interest rates. When this again failed to materialize by May, municipal bond prices fell. Lower rated bonds, which had produced the best returns during the first few months of 2007, saw their gains erased in late July (and into August) as mounting concerns over riskier investments dampened investor enthusiasm.

[Begin Sidebar]
	1 year	5 years	10 years	Lifetime*
Class A share results at a glance
Total returns for periods ended July 31, 2007, with dividends reinvested
Average annual

Limited Term Tax-Exempt Bond Fund of America	+3.33%	+3.17%	+4.06%	+4.52%
Lehman Brothers (7-Year) Municipal Bond Index†	+3.92	+3.81	+4.83	+5.04
Lipper Intermediate Municipal Debt Funds Average	+3.22	+3.10	+4.14	+4.48

*Since October 6, 1993.
The index is unmanaged and its results do not reflect the effect of sales charges, commissions or expenses. It holds bonds with a longer average maturity than the fund.
[End Sidebar]

How the fund responded

For much of the fiscal year, the fund’s portfolio counselors had to contend with a historically flat municipal yield curve, which meant there was little yield difference between bonds with short-term and long-term maturities. In addition, the yield difference between bonds of the same maturity but differing credit quality also tightened significantly.

Although the yield curve has steepened somewhat recently, finding investments that fit the fund’s objective and provide a buffer in changing interest rate environments remains a challenge. During the past year, the fund’s portfolio counselors have found some attractive opportunities in three types of bonds with features or structures that are appealing in an environment of low yield differentials. Please see the article beginning on page 4 for more information about these issues. In addition, the portfolio counselors have found promising prospects in hospital and life care bonds, sectors that have served the fund well in recent years, and bonds that fund colleges and universities.

Going forward

The portfolio counselors are keeping a watchful eye on the turmoil in the mortgage loan market. While they do not expect the fund to suffer any credit losses related to the troubled subprime loan market, the potential effects of continued deterioration in the mortgage market on the broader bond markets are yet to be determined.

In this uncertain environment, Limited Term Tax-Exempt Bond Fund of America’s portfolio counselors follow a cautious long-term approach consistent with preserving principal and income for shareholders. This includes maintaining a shorter portfolio structure than the fund’s peer group average. The prudent investment strategy involves extensive research and careful bond selection. Investment analysts and portfolio counselors carefully evaluate each bond under consideration for the fund, both for its long-term return potential and how it might respond during adverse market conditions.

We thank our shareholders for the trust you put in us and look forward to reporting to you again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Vice Chairman

/s/ Brenda S. Ellerin
Brenda S. Ellerin
President

September 12, 2007

For current information about the fund, visit americanfunds.com.

Tax-free yields vs. taxable yields

Find your estimated taxable income below to determine your federal tax rate,* then look in the right-hand column to see what you would have had to earn from a taxable investment to equal the fund’s 3.42%† tax-free distribution rate as of July. For example, investors in the highest federal tax bracket (35.0%) would need a taxable distribution rate of 5.26% to match the fund’s distribution rate.

If your taxable income is …
Single	Joint	… then your federal tax rate is …	The fund’s tax-exempt distribution rate of 3.42% is equivalent to a taxable rate of …

$0 – 7,825	$0 – 15,650	10.0%	3.80%
7,826 – 31,850	15,651 – 63,700	15.0	4.02
31,851 – 77,100	63,701 – 128,500	25.0	4.56
77,101 – 160,850	128,501 – 195,850	28.0	4.75
160,851 – 349,700	195,851 – 349,700	33.0	5.10
Over 349,700	Over 349,700	35.0	5.26

*Based on 2007 federal tax rates. The federal rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions that are applicable to certain taxable income levels.

†The distribution rate is based on dividends paid over the last 12 months divided by the maximum offering price as of July 31, 2007.

The value of a long-term perspective

How a $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that, despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its relatively short lifetime, Limited Term Tax-Exempt Bond Fund of America at net asset value has done better than the Lipper Intermediate Municipal Debt Funds Average.

The chart shows the periods since the fund’s inception on October 6, 1993, to July 31, 2007, with dividends reinvested.

Fund results shown, unless otherwise indicated, reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment.1 Thus, the net amount invested was $9,750.2

[begin mountain chart]
	The fund at maximum sales charge	The fund at net asset value (without sales charge)	Lehman Brothers (7-Year) Municipal Bond Index[3]	Lipper Intermediate Municipal Debt Funds Average[4]
Date

10/6/1993	$9,750	$10,000	$10,000	$10,000
10/31/1993	$9,914	$10,171	$10,026	$10,020
1/31/1994	$10,207	$10,472	$10,228	$10,232
4/30/1994	$9,795	$10,049	$9,810	$9,778
7/31/1994	$9,953	$10,211	$9,980	$9,960
10/31/1994	$9,839	$10,094	$9,836	$9,774
1/31/1995	$9,957	$10,215	$10,024	$9,993
4/30/1995	$10,283	$10,549	$10,384	$10,330
7/31/1995	$10,596	$10,870	$10,786	$10,626
10/31/1995	$10,850	$11,131	$11,051	$10,907
1/31/1996	$11,084	$11,371	$11,341	$11,195
4/30/1996	$11,018	$11,303	$11,171	$11,026
7/31/1996	$11,167	$11,456	$11,333	$11,206
10/31/1996	$11,395	$11,691	$11,565	$11,430
1/31/1997	$11,523	$11,821	$11,764	$11,583
4/30/1997	$11,588	$11,888	$11,768	$11,624
7/31/1997	$12,055	$12,367	$12,309	$12,136
10/31/1997	$12,159	$12,474	$12,424	$12,227
1/31/1998	$12,420	$12,741	$12,753	$12,547
4/30/1998	$12,414	$12,735	$12,691	$12,503
7/31/1998	$12,652	$12,979	$12,957	$12,745
10/31/1998	$12,949	$13,284	$13,342	$13,066
1/31/1999	$13,123	$13,463	$13,602	$13,289
4/30/1999	$13,108	$13,448	$13,552	$13,252
7/31/1999	$12,979	$13,315	$13,380	$13,035
10/31/1999	$12,903	$13,237	$13,343	$12,853
1/31/2000	$12,880	$13,214	$13,354	$12,840
4/30/2000	$13,041	$13,379	$13,548	$13,092
7/31/2000	$13,379	$13,726	$13,994	$13,472
10/31/2000	$13,609	$13,962	$14,254	$13,704
1/31/2001	$14,058	$14,422	$14,850	$14,217
4/30/2001	$14,176	$14,543	$14,845	$14,228
7/31/2001	$14,582	$14,959	$15,276	$14,640
10/31/2001	$14,871	$15,256	$15,659	$14,983
1/31/2002	$14,791	$15,174	$15,647	$14,930
4/30/2002	$14,974	$15,361	$15,888	$15,117
7/31/2002	$15,357	$15,754	$16,367	$15,544
10/31/2002	$15,493	$15,895	$16,640	$15,735
1/31/2003	$15,718	$16,125	$16,902	$15,923
4/30/2003	$16,004	$16,418	$17,257	$16,250
7/31/2003	$15,772	$16,180	$16,999	$15,992
10/31/2003	$16,238	$16,659	$17,598	$16,446
1/31/2004	$16,538	$16,966	$17,969	$16,756
4/30/2004	$16,342	$16,765	$17,660	$16,525
7/31/2004	$16,466	$16,892	$17,877	$16,716
10/31/2004	$16,860	$17,296	$18,414	$17,150
1/31/2005	$16,921	$17,359	$18,507	$17,255
4/30/2005	$16,942	$17,381	$18,569	$17,268
7/31/2005	$17,027	$17,468	$18,584	$17,357
10/31/2005	$17,025	$17,465	$18,533	$17,315
1/31/2006	$17,195	$17,640	$18,794	$17,545
4/30/2006	$17,199	$17,645	$18,751	$17,512
7/31/2006	$17,367	$17,817	$18,985	$17,699
10/31/2006	$17,726	$18,185	$19,458	$18,110
1/31/2007	$17,738	$18,198	$19,426	$18,122
4/30/2007	$17,953	$18,418	$19,711	$18,342
7/31/2007	$17,945	$18,410	$19,730	$18,312
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The maximum initial sales charge was 4.75% prior to January 10, 2000, and 3.75% from that date until October 31, 2006.
[3]The index is unmanaged and its results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.
[4]Calculated by Lipper. The average does not reflect the effect of sales charges.
[5]For the period October 6, 1993, to July 31, 1994.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended July 31, 2007)*

	1 year	5 years	10 years

Class A shares	+0.73%	+2.65%	+3.80%

*Assumes reinvestment of all distributions and payment of the maximum 2.50% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 19 for details.

The search for yield

[photo of windmills on a hillside - clouds in the backgroup]

Finding bonds with appropriate credit characteristics and attractive yields is an ongoing task for the portfolio counselors and investment analysts of Limited Term Tax-Exempt Bond Fund of America. This can be even more difficult in an environment of low interest rates and a relatively flat municipal bond yield curve, as we experienced this past year. Strong investor appetite for municipal bonds, especially those with a bit more yield, added to the challenge.

Leaving no stone unturned in their quest for yield, the fund’s investment professionals found several attractive opportunities in three particular types of bonds — issues with “put” features, housing bonds and “floating rate” issues. While widely available in the municipal marketplace, these bonds have features or structures that make them particularly appealing in the current environment. In the next few pages, we’ll look at each of these types of bonds and explain why they have offered good value, highlighting the importance of our intensive research and the value professional experience brings to the investment process.

Puts in perspective

If you look through the portfolio holdings that follow this article, you’ll see many bonds that end with the word “put” and a year in parentheses. These “put” bonds represent a wide range of issuers, from pollution control companies to hospitals. The common feature is the put, which requires the bondholder to sell, or “put,” the bond back to the issuer at a specified date (shown in parentheses), usually for 100% of the face value.

[Illustration reflecting a close-up view of the description of Harrisburg Authority portfolio security, with "(put 2013)" magnified]

[Begin Sidebar]
“One aspect we have been focusing on is bond structure. The longer it takes to explain the structure of an individual bond, the cheaper it usually is in the marketplace because people don’t want to be bothered doing the research. We do the work and if we can do it a little better than the competition, maybe we can uncover some securities that are mispriced, cheap or a good value for the fund.”
— Neil Langberg, portfolio counselor
[End Sidebar]

Many of the fund’s holdings have a final maturity that is well beyond the “put” date. However, put bonds are priced to their “effective maturity” — the embedded put date — making them good candidates for Limited Term Tax-Exempt Bond Fund of America, which holds bonds with an effective maturity between three and 10 years. For example, a 30-year bond with a five-year put would have a yield comparable to similar quality bonds that mature in five years — plus a little bit extra for the added complexity.

For the bondholder, the compensation is the possibility that interest rates may be higher at the put date, allowing the holder to sell the bond and reinvest the principal in a bond paying a higher interest rate. This potential opportunity makes the bonds especially attractive when interest rates are likely to rise over the near term. Another advantage for the bondholder is price protection: If interest rates do rise, the putable bond’s price should not fall as much as the price of a longer maturity bond, making it a good defensive holding. For the issuer, the advantage of the put is the ability to secure long-term financing at a slightly lower interest rate than if the bond were priced to its regular maturity date.

Explains portfolio counselor Neil Langberg, “The issuer gets the commitment to long-term financing, but at a somewhat lower interest rate. As long as the municipal curve slopes upward, it’s a good deal for them, but it’s a good deal for us, as well, when bonds are priced cheaply to the put date.”

Housing inspection

Housing bonds comprise a significant portion of Limited Term Tax-Exempt Bond Fund of America’s portfolio. These revenue bonds fall into two main categories: multi-family housing for lower income families and the elderly, and single-family homes for lower income, first-time buyers. The bonds are typically issued by state or local finance agencies that are dedicated to providing affordable housing, which is why they are accorded tax-exempt status.

[Begin Sidebar]
[Graphic illustration]
The housing bond process

Housing project		Homeowners
[graphic: two multi-dwelling units]		[graphic: 10 single-family units]
Rental payments		Principal Interest Prepayments
[downward arrow]		[downward arrow]
Project developer	Mortgage payments [arrow pointing right]	State housing agency/local government issuers	Scheduled debt service and bond redemptions [arrow pointing right]	Single-family bondholders
			Debt service [arrow pointing right]	Multifamily bondholders
[End Sidebar]

[Begin Sidebar]
“For most fixed-income investors, over long periods the return of a portfolio is often the yield of the portfolio. In most rate environments, to enhance returns we must be mindful of the yields. There are a number of ways to enhance yield: for example, increasing credit risk, or lengthening the maturities in the portfolio because the municipal yield curve generally slopes upward. Conditions of tight credit spreads and a flat yield curve may not be the time to do either, so we need to consider other options.”
— Brenda Ellerin, portfolio counselor
[End Sidebar]

Multifamily housing bonds are issued to help developers fund affordable rental housing projects. These bonds are typically secured by loans to developers and may also be guaranteed by the municipal authority issuing the debt. “In most cases, the bonds that we purchase are high-quality, double-A rated,” explains Ed Nahmias, an investment analyst who covers real estate-related municipal bonds. “We focus on obligations of state agencies that are backed by several projects throughout the state. This provides diversification to the collateral and to underlying revenues that support the bonds.”

Single-family housing bonds are typically secured by pools of underlying mortgages from first-time home buyers. These mortgages may also be guaranteed by federal mortgage agencies, such as Fannie Mae or Ginnie Mae, which enhances the credit quality of the bonds.

Because of prepayments, refinancings and a smattering of foreclosures, housing bonds usually have effective maturities that are much shorter than their stated maturities. The uncertainty as to the timing of early redemptions means that these bonds are usually priced cheaper than traditional bonds with comparable maturities and credit ratings. “A housing bond may initially look cheap, but its attractiveness needs to be considered in the context of one’s view of interest rates as well as projected prepayments of the mortgages that secure the bonds and the rules that govern how those prepayments can be channeled to redeem bonds prior to their stated maturities,” explains Chad Rach, the municipal analyst who covers the single-family housing sector.

[illustration of rows of houses]

Whether the bonds represent good value requires specialized research into the demographics, collateral and complex structures of these bonds — evaluations that may be difficult for the average investor. For example, the portfolio counselors and analysts of Limited Term Tax-Exempt Bond Fund of America examine underlying demographic factors such as employment statistics, the frequency with which homeowners move and how likely they are to refinance when interest rates fall. Neil notes, “The price appreciation of most bonds that are backed by mortgages will lag price moves in other bonds as rates go down and people refinance. So we need to analyze mortgage bonds in an entirely different way than we do traditional long bonds. We use computer simulations to understand how the mortgage bonds might behave under different types of prepayment conditions and interest rate movements.”

To gain a broader view of the housing and commercial real estate markets, the portfolio counselors also consult with investment analysts of Capital Research and Management Company, the fund’s investment adviser, who specialize in taxable mortgage-backed bond issues. These consultations and evaluations guide investment choices and help monitor bonds already in the portfolio.

[aeriel photo of a truck on a highway]

Floating points

Most bonds in Limited Term Tax-Exempt Bond Fund of America’s portfolio are classified as fixed-rate bonds, meaning that the coupon rate, or interest rate, doesn’t change, even if the effective maturity differs from the stated maturity. Recently, however, the fund has added a small amount of floating-rate bonds as part of its effort to capture more yield.

Floating- (or variable-) rate bonds have been gaining popularity in the municipal bond market in part for their defensive characteristics. These bonds have coupon rates that change periodically, typically monthly or quarterly. The coupon rate is based on a percentage of a benchmark index, such as the London Inter-Bank Offered Rate (LIBOR), which tracks short-term interest rates that banks charge each other, plus a premium that depends on the issuer’s credit quality. Often, these bonds will also have a “cap” and a “floor,” which put limits on how high or low the rate may be reset at any given time.

For issuers, a floating-rate bond offers an opportunity to obtain long-term financing at a lower rate than they could get from a fixed-rate bond. For Limited Term Tax-Exempt Bond Fund of America, it’s an opportunity to add further diversification to the portfolio and a bit of protection should interest rates begin to rise.

“During early 2007, the yield curve was fairly flat and bondholders could get more yield from floating-rate bonds than 10-year bonds, which is the maximum effective maturity of the fund,” says portfolio counselor Brenda Ellerin. “If expectations were for short rates to drop soon, it would not make sense to buy these bonds because you’d lose the yield when rates start coming down, as well as the opportunity for principal appreciation if yields drop on intermediate bonds. On the other hand, if interest rates rise, these bonds tend to retain more of their value because their coupons will also adjust higher.”

Adds Neil, “While the prices of floaters don’t move much when interest rates adjust, there is price movement based on changes in credit quality, liquidity and their availability in the market.”

Research is the key

Careful research is a vital part of the search for yield. It’s even more important with bonds that have complex provisions and risk characteristics that require a high level of experience to properly evaluate. The portfolio counselors and investment analysts of Limited Term Tax-Exempt Bond Fund of America thoroughly research each bond before it is added to the portfolio, and continue to monitor its risk profile to ensure it meets the fund’s objectives.

This scrutiny complements the fund’s conservative intermediate approach and helps guard against adverse credit and market events that could impair the long-term value of the fund. In each case, the fund’s fixed-income professionals bring years of knowledge to the task, as well as a comprehensive understanding of the municipal bond market. Their insights guide the ongoing search for yield and help steer investment decisions to those pockets of the market that offer the most attractive opportunities at any given time.

Summary investment portfolio, July 31, 2007

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Quality ratings*

Aaa/AAA	35.3%
Aa/AA	26.7
A/A	17.1
Baa/BBB	17.3
Ba/BB	0.2
Short-term securities & other assets less liabilities	3.4

*Bond ratings reflect those of a credit rating agency; if ratings are not available, they are assigned by the fund's research analysts.  The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
[end pie chart]

	Principal amount (000)	Market value (000)	Percent of net assets

Bonds & notes - 96.59%

Alaska - 1.83%
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2001, 5.375% 2021 (preref. 2011)	$6,365	$6,632.69%
Other securities		10,930	1.14
		17,562	1.83

Arizona - 1.18%
Health Facs. Auth., Hospital Rev. Bonds (Phoenix Children's Hospital), Series 2007-A, 4.61% 2042 (put 2015) (1)	4,000	4,060.42
Other securities		7,218.76
		11,278	1.18

California - 5.73%
Various Purpose G.O. Bonds 5.00% 2015	5,000	5,324.56
Pollution Control Fncg. Auth., AMT:
Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project), Series 2003-A, 5.00% 2038 (put 2013)	2,000	2,006
Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project), Series 2005-A, 4.70% 2025 (put 2012)	4,250	4,212
Solid Waste Disposal Rev. Ref. Bonds (USA Waste Services, Inc. Project), Series 1998-A, 5.10% 2018 (put 2008)	2,000	2,007.86
Tobacco Securitization Auth., Tobacco Settlement Asset-backed Bonds (San Diego County Tobacco Asset Securitization Corp.), Series 2001-A, 5.25% 2027 (preref. 2012)	4,105	4,374.46
Other securities		36,943	3.85
		54,866	5.73

Colorado - 2.44%
Denver Convention Center Hotel Auth., Rev. Bonds, Series 2003-A, XLCA insured, 5.00% 2012	4,000	4,217.44
Other securities		19,158	2.00
		23,375	2.44

Connecticut - 0.56%
Other securities		5,336.56

District of Columbia - 1.03%
Other securities		9,857	1.03

Florida - 4.68%
City of Coral Gables, Health Facs. Auth., Hospital Rev. Bonds (Baptist Health South Florida Obligated Group), Series 2004, FSA insured, 5.00% 2034 (preref. 2014)	4,000	4,264.44
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Ref. Bonds (Shell Point/Alliance Obligated Group, Shell Point Village/Alliance Community Project), Series 2007, 5.00% 2015	4,245	4,312.45
Other securities		36,213	3.79
		44,789	4.68

Georgia - 1.52%
Main Street Natural Gas, Inc., Gas Project Rev. Bonds, Series 2006-B, 5.00% 2016	4,470	4,616.48
Other securities		9,959	1.04
		14,575	1.52

Idaho - 0.81%
Other securities		7,758.81

Illinois - 6.97%
City of Chicago, Gas Supply Rev. Ref. Bonds (Peoples Gas Light and Coke Co. Project), Series 2000-B, 4.75% 2030 (put 2014)	6,500	6,605.69
Chicago Housing Auth., Capital Program Rev. Ref. Bonds, Series 2006, FSA insured, 5.00% 2016	5,000	5,320.55
Fin. Auth., Student Housing Rev. Ref. Bonds, Educational Advancement Fund, Inc. (University Center), Series 2006-B, 5.00% 2016	4,295	4,339.45
G.O. Ref. Bonds, Series of June 2006, 5.00% 2015	7,750	8,245.86
Other securities		42,284	4.42
		66,793	6.97

Indiana - 1.86%
Other securities		17,850	1.86

Louisiana - 0.69%
Other securities		6,620.69

Maryland - 1.25%
Other securities		12,015	1.25

Massachusetts - 1.32%
Other securities		12,602	1.32

Michigan - 2.77%
Other securities		26,542	2.77

Minnesota - 1.43%
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2006-I, AMT, 5.75% 2038	3,980	4,188.44
Minneapolis-St. Paul Metropolitan Airports Commission, Airport Rev. Bonds, Series 2005-B, AMT, AMBAC insured, 5.00% 2015	5,000	5,262.55
Other securities		4,252.44
		13,702	1.43

Missouri - 2.57%
Health and Educational Facs. Auth., Rev. Bonds (SSM Health Care), Series 2002-A, 5.00% 2011	4,005	4,125.43
Other securities		20,541	2.14
		24,666	2.57

Montana - 0.59%
Other securities		5,653.59

Nebraska - 0.74%
Other securities		7,110.74

Nevada - 2.38%
Other securities		22,764	2.38

New Jersey - 5.27%
Health Care Facs. Fncg. Auth., Rev. and Ref. Bonds, Saint Clare's Hospital, Inc. Issue, Series 2004-B, MBIA insured, 5.25% 2013	4,315	4,614.48
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds:
Series 2003, 4.375% 2019 (preref. 2013)	330	332
Series 2003, 6.125% 2024 (preref. 2013)	9,545	10,107	1.09
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2007-1A, 5.00% 2015	5,000	5,076.53
Transit Corp., Certs. of Part., Series 2003-A, AMBAC insured, 5.25% 2014	8,000	8,617.90
Transportation Trust Fund Auth., Transportation System Bonds, Series 2004-B, FGIC insured, 5.25% 2013	4,410	4,739.49
Other securities		17,022	1.78
		50,507	5.27

New York - 3.24%
Dormitory Auth., Third General Resolution Rev. Bonds (State University Educational Facs. Issue), Series 2002-B, 5.25% 2023 (put 2012)	5,000	5,278.55
Other securities		25,773	2.69
		31,051	3.24

North Carolina - 2.77%
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds:
Series 1992, MBIA insured, 6.00% 2010	3,000	3,153
Series 1997-A, MBIA insured, 5.125% 2011	2,750	2,798
Series 1999-B, 6.50%-6.625% 2009-2010	4,160	4,359
Series 2003-A, 5.50% 2012-2013	4,750	5,031	1.60
Other securities		11,184	1.17
		26,525	2.77

Ohio - 2.18%
Other securities		20,891	2.18

Pennsylvania - 3.47%
Harrisburg Auth., Dauphin County, Recovery Fac. Rev. Bonds, Series D, Subseries D-2, FSA insured, 5.00% 2033 (put 2013)	6,500	6,847.71
Health Care Facs. Auth. of Sayre, Rev. Bonds (Guthrie Health Issue), Series 2007, 4.241% 2017 (1)	9,000	8,944.93
Other securities		17,509	1.83
		33,300	3.47

Puerto Rico - 1.12%
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, 5.75% 2027 (put 2012)	6,000	6,359.65
Other securities		4,423.47
		10,782	1.12

Rhode Island - 0.92%
Other securities		8,840.92

South Carolina - 0.54%
Other securities		5,192.54

Tennessee - 3.04%
Tennessee Energy Acquisition Corp., Gas Project Rev. Bonds, Series 2006-A:
5.00% 2013	500	517
5.00% 2014	5,000	5,169
5.00% 2015	10,000	10,344	1.67
Other securities		13,116	1.37
		29,146	3.04

Texas - 17.86%
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), G.O. Bonds, Series 2005, 5.00% 2014	5,090	5,399.56
G.O. Bonds (Veterans' Housing Assistance Program), Fund II Series 2001-A-1, AMT, 4.85% 2014	5,890	5,993.63
Harris County, Tax and Rev. Ref. Bonds, Series 2004-B, FSA insured, 5.00% 2032 (put 2012)	9,250	9,688	1.01
Harris County, Toll Road Unlimited Tax and Rev. Ref. Bonds, Series 2007-C, 5.00% 2016	5,000	5,342.56
Sabine River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project), Series 2001-B, AMT, 5.75% 2030 (put 2011)	4,675	4,749.50
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds:
Series 2002-A, 5.50% 2010	4,740	4,886
Series 2002-B, RADIAN insured, 5.00% 2009	5,200	5,306	1.06
City of San Antonio:
Electric and Gas Systems Rev. Bonds, New Series 2006-A, 5.00% 2015	1,000	1,064
Electric and Gas Systems Rev. Ref. Bonds:
New Series 2002, 5.25% 2011	2,500	2,616
New Series 2002, 5.375% 2015	5,480	5,961
New Series 2003-A, 5.25% 2014	1,500	1,611	1.17
City of San Antonio:
Bexar County, General Improvement and Ref. Bonds, Series 1998, 5.00% 2009	990	996
General Improvement and Ref. Bonds, Series 2005, 5.25% 2015	7,000	7,559
General Improvement Forward Ref. Bonds, Series 2002, 5.00% 2011	985	1,027	1.00
Transportation Commission, G.O. Bonds, Series 2005-A, 5.00% 2013	4,250	4,480.47
Board of Regents of the University of Texas System, Rev. Ref. Fncg. System Bonds:
Series 2002-B, 5.25% 2015	6,670	7,235
Series 2004-B, 5.25% 2016	10,090	10,993	1.90
Other securities		86,163	9.00
		171,068	17.86

Virginia - 1.07%
Industrial Dev. Auth. of the County of Charles City, Tax-Exempt Solid Waste Disposal Rev. Bonds (Waste Management, Inc.), Series 2002, AMT, 6.25% 2027 (put 2012)	1,000	1,055.11
Other securities		9,258.96
		10,313	1.07

Virgin Islands - 0.51%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Series 1998-A, 5.20% 2010	4,765	4,866.51

Washington - 2.76%
Various Purpose G.O. Ref. Bonds, Series R-2006-A, AMBAC insured, 5.00% 2015	5,000	5,341.56
Other securities		21,066	2.20
		26,407	2.76

Wisconsin - 3.82%
City of Franklin, Regional Solid Waste Fin. Commission, Demand Solid Waste Disposal Rev. Bonds (Waste Management of Wisconsin, Inc. Project), Series 2003-A, AMT, 4.95% 2016	3,500	3,482.36
G.O. Bonds, Series 2003-C, 5.25% 2014	7,770	8,371.87
Village of Weston, Pollution Control Rev. Ref. Bonds (Wisconsin Public Service Corp. Projects), Series 2006, 3.95% 2013	5,000	4,997.52
Other securities		19,793	2.07
		36,643	3.82

Other states & U.S. territories - 2.71%
Other securities		25,823	2.71

Multi-state - 2.96%
Charter Mac Equity Issuer Trust, Medium Term Tax-Exempt Multi-family Housing Trust Certificates, Series 2006-A-2, Class A, AMT, 4.72% 2018 (2)	15,948	16,217	1.69
MuniMae TE Bond Subsidiary, LLC, AMT (2) :
Series A, 6.875% cumulative preferred (undated)	2,000	2,083
Series A-2, 4.90% cumulative preferred (undated)	2,000	2,009
Series A-3, 4.95% cumulative preferred (undated)	6,000	6,060	1.06
Other securities		2,009.21
		28,378	2.96

Total bonds & notes (cost: $927,136,000)		925,445	96.59

	Principal amount (000)	Market value (000)	Percent of net assets

Short-term securities - 4.72%

City of Valdez, Marine Terminal Rev. Ref. Bonds (BP Pipelines (Alaska) Inc. Project), Series 2003-B, 3.69% 2037 (1)	1,100	1,100
Industrial Dev. Corp. of the Port of Bellingham, Washington, Environmental Facs. Industrial Rev. Bonds (BP West Coast Products LLC Project), Series 2006, AMT, 3.74% 2040 (1)	1,300	1,300
North Slope Borough, Exempt Fac. Industrial Rev. Bonds (BP Exploration (Alaska) Inc. Project), Series 2001, AMT, 3.74% 2025 (1)	1,950	1,950
Town of Hurley, New Mexico, Pollution Control Rev. Bonds (Kennecott Santa Fe Corp. Project), Series 1985, 3.69% 2015 (1)	3,540	3,540.82
Massachusetts Health and Educational Facs. Auth., Demand Rev. Bonds (Bentley College Issue), Series K, 3.61% 2030 (1) (3)	4,400	4,400.46
New Hampshire Health and Education Facs. Auth., Rev. Bonds (Dartmouth College Issue), Series 2007-A, 3.74% 2031 (1) (3)	4,300	4,300.45
Public Building Auth. of the City of Clarksville, Pooled Fncg. Rev. Bonds (Tennessee Municipal Bond Fund):
Series 2001, 3.67% 2031 (1) (3)	8,100	8,100
Series 2003, 3.67% 2033 (1) (3)	1,155	1,155
Series 2005, 3.67% 2035 (1)	1,590	1,590	1.13
Public Building Auth. of the County of Montgomery, Pooled Fncg. Rev. Bonds (Tennessee County Loan Pool):
Series 2002, 3.67% 2032 (1)	400	400
Series 2006, 3.67% 2036 (1)	5,400	5,400.61
Other securities		12,015	1.25

Total short-term securities (cost: $45,250,000)		45,250	4.72

Total investment securities (cost: $972,386,000)		970,695	101.31
Other assets less liabilities		(12,581)	(1.31)

Net assets		$958,114	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $34,047,000, which represented 3.55% of the net assets of the fund.

(3) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

See Notes to Financial Statements

Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Certs. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
TECP = Tax-Exempt Commercial Paper

Financial statements

Statement of assets and liabilities
at July 31, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $972,386)		$970,695
Cash		245
Receivables for:
Sales of investments	$2,123
Sales of fund's shares	888
Interest	10,859	13,870
		984,810
Liabilities:
Payables for:
Purchases of investments	23,913
Repurchases of fund's shares	1,234
Dividends on fund's shares	761
Investment advisory services	226
Services provided by affiliates	392
Deferred trustees' compensation	129
Other	41	26,696
Net assets at July 31, 2007		$958,114

Net assets consist of:
Capital paid in on shares of beneficial interest		$963,011
Undistributed net investment income		61
Accumulated net realized loss		(3,267)
Net unrealized depreciation		(1,691)
Net assets at July 31, 2007		$958,114

Shares of beneficial interest issued and outstanding - unlimited shares authorized (63,406 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$762,640	50,470	$15.11
Class B	30,460	2,015	15.11
Class C	60,177	3,983	15.11
Class F	52,342	3,464	15.11
Class R-5	52,495	3,474	15.11
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.50.

See Notes to Financial Statements

Statement of operations
for the year ended July 31, 2007	(dollars in thousands)

Investment income:
Income:
Interest		$40,377

Fees and expenses(*):
Investment advisory services	$3,045
Distribution services	3,515
Transfer agent services	172
Administrative services	138
Reports to shareholders	82
Registration statement and prospectus	121
Postage, stationery and supplies	25
Trustees' compensation	71
Auditing and legal	70
Custodian	5
Federal and state income taxes	58
Other state and local taxes	11
Other	15
Total fees and expenses before waiver	7,328
Less waiver of fees and expenses:
Investment advisory services	304
Total fees and expenses after waiver		7,024
Net investment income		33,353

Net realized gain and unrealized depreciation on investments:
Net realized gain on investments		267
Net unrealized depreciation on investments		(1,585)
Net realized gain and unrealized depreciation on investments
Net increase in net assets resulting from operations		$32,035

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets	(dollars in thousands)

	Year ended July 31
	2007	2006
Operations:
Net investment income	$33,353	$33,950
Net realized gain on investments	267	243
Net unrealized depreciation on investments	(1,585)	(14,822)
Net increase in net assets resulting from operations	32,035	19,371

Dividends paid or accrued to shareholders from net investment income		(33,928)

Net capital share transactions	(46,576)	(74,109)

Total decrease in net assets	(47,915)	(88,666)

Net assets:
Beginning of year	1,006,029	1,094,695
End of year (including undistributed net investment income:
$61and $85, respectively)	$958,114	$1,006,029

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization– Limited Term Tax-Exempt Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide you with a current income exempt from regular federal income taxes, consistent with preservation of capital, by investing primarily in investment-grade municipal bonds. The fund’s portfolio maintains a dollar-weighted average maturity between three and 10 years.

The fund offers five share classes consisting of four retail share classes, and one retirement plan share class. The retirement plan share class (R-5) is sold without any sales charges and does not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A	Up to 2.50%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B converts to Class A after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class F	None	None	None
Class R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation– Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity or average life, which may be shorter than the stated maturity. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income– Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders– Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net income and net capital gains each year. The fund is not subject to income taxes to the extent taxable income and net capital gains are distributed. Generally, income earned by the fund is exempt from federal income taxes; however, the fund may earn taxable income from certain investments.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended July 31, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2003 and by state tax authorities for tax years before 2002.

Distributions– Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; net capital losses; and amortization of market discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended July 31, 2007, the fund reclassified $18,000 from undistributed net investment income to accumulated net realized loss and $15,000 from capital paid in on shares of beneficial interest to undistributed net investment income to align financial reporting with tax reporting.

As of July 31, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed tax-exempt income		$821
Capital loss carryforwards*:
Expiring 2011	$(2,428)
Expiring 2012	(638)	(3,066)
Post-October capital loss deferrals (realized during the period November 1, 2006, through July 31, 2007)†		(201)
Gross unrealized appreciation on investment securities		6,502
Gross unrealized depreciation on investment securities		(7,589)
Net unrealized depreciation on investment securities		(1,087)
Cost of investment securities		971,782

*Reflects the utilization of capital loss carryforwards of $486,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

†These deferrals are considered incurred in the subsequent year.

Tax-exempt income distributions paid or accrued to shareholders were as follows (dollars in thousands):

	Year ended July 31
Share class	2007	2006
Class A	$27,215	$27,578
Class B	988	1,192
Class C	1,881	2,288
Class F	1,712	1,329
Class R-5	1,578	1,541
Total	$33,374	$33,928

3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services– The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.15% on such assets in excess of $1 billion. The agreement also provides for monthly fees, accrued daily, of 3.00% on the first $3,333,333 of the fund's monthly gross income and 2.50% on such income in excess of $3,333,333. CRMC is currently waiving 10% of investment advisory services fees. During the year ended July 31, 2007, total investment advisory services fees waived by CRMC were $304,000. As a result, the fee shown on the accompanying financial statements of $3,045,000, which was equivalent to an annualized rate of 0.311%, was reduced to $2,741,000, or 0.280% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of July 31, 2007, unreimbursed expenses subject to reimbursement totaled $1,204,000 for Class A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class B	1.00	1.00
Class C	1.00	1.00
Class F	0.25	0.50

Transfer agent services– The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described on the following page.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Expenses under the agreements described above for the year ended July 31, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services
Class A	$2,349	$163	Not applicable	Not applicable
Class B	354	9	Not applicable	Not applicable
Class C	688	Included in administrative services	$51	$4
Class F	124		35	4
Class R-5	Not applicable		43	1
Total	$3,515	$172	$129	$9

Deferred trustees’ compensation– Since the adoption of the deferred compensation plan in 1994, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $71,000, shown on the accompanying financial statements, includes $47,000 in current fees (either paid in cash or deferred) and a net increase of $24,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended July 31, 2007
Class A	$191,403	12,561	$21,002	1,378	$(248,173)	(16,292)	$(35,768)	(2,353)
Class B	1,080	71	705	46	(12,532)	(822)	(10,747)	(705)
Class C	4,017	265	1,442	95	(22,779)	(1,495)	(17,320)	(1,135)
Class F	41,113	2,702	1,095	72	(36,165)	(2,374)	6,043	400
Class R-5	23,890	1,578	766	50	(13,440)	(885)	11,216	743
Total net increase
(decrease)	$261,503	17,177	$25,010	1,641	$(333,089)	(21,868)	$(46,576)	(3,050)

Year ended July 31, 2006
Class A	$198,195	13,018	$21,215	1,395	$(265,476)	(17,458)	$(46,066)	(3,045)
Class B	1,489	98	875	57	(11,015)	(724)	(8,651)	(569)
Class C	11,915	782	1,782	117	(34,653)	(2,278)	(20,956)	(1,379)
Class F	26,590	1,751	977	64	(20,276)	(1,333)	7,291	482
Class R-5	8,483	560	759	50	(14,969)	(985)	(5,727)	(375)
Total net increase
(decrease)	$246,672	16,209	$25,608	1,683	$(346,389)	(22,778)	$(74,109)	(4,886)

(*) Includes exchanges between share classes of the fund.

5. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $252,256,000 and $308,627,000, respectively, during the year ended July 31, 2007.

Financial highlights

		Income from investment operations(1)

	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of year	Total return (2) (3)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers (3)	Ratio of net income to average net assets (3)

Class A:
Year ended 7/31/2007	$15.14	$.53	$(.03)	$.50	$(.53)	$15.11	3.33%	$763	.68%	.65%	3.47%
Year ended 7/31/2006	15.34	.50	(.20)	.30	(.50)	15.14	2.00	800	.66	.63	3.30
Year ended 7/31/2005	15.33	.51	.01	.52	(.51)	15.34	3.40	857	.66	.64	3.29
Year ended 7/31/2004	15.17	.51	.16	.67	(.51)	15.33	4.40	793	.68	.66	3.27
Year ended 7/31/2003	15.28	.52	(.11)	.41	(.52)	15.17	2.71	738	.71	.66	3.37
Class B:
Year ended 7/31/2007	15.14	.42	(.03)	.39	(.42)	15.11	2.62	30	1.38	1.35	2.78
Year ended 7/31/2006	15.34	.40	(.20)	.20	(.40)	15.14	1.30	41	1.37	1.33	2.59
Year ended 7/31/2005	15.33	.40	.01	.41	(.40)	15.34	2.69	50	1.37	1.35	2.59
Year ended 7/31/2004	15.17	.40	.16	.56	(.40)	15.33	3.69	52	1.38	1.37	2.57
Year ended 7/31/2003	15.28	.42	(.11)	.31	(.42)	15.17	1.98	51	1.40	1.35	2.63
Class C:
Year ended 7/31/2007	15.14	.42	(.03)	.39	(.42)	15.11	2.56	60	1.44	1.41	2.72
Year ended 7/31/2006	15.34	.39	(.20)	.19	(.39)	15.14	1.25	78	1.41	1.38	2.55
Year ended 7/31/2005	15.33	.38	.01	.39	(.38)	15.34	2.57	100	1.49	1.47	2.46
Year ended 7/31/2004	15.17	.38	.16	.54	(.38)	15.33	3.55	107	1.51	1.50	2.43
Year ended 7/31/2003	15.28	.40	(.11)	.29	(.40)	15.17	1.86	106	1.54	1.49	2.51
Class F:
Year ended 7/31/2007	15.14	.53	(.03)	.50	(.53)	15.11	3.32	52	.68	.65	3.46
Year ended 7/31/2006	15.34	.50	(.20)	.30	(.50)	15.14	2.00	46	.66	.63	3.29
Year ended 7/31/2005	15.33	.50	.01	.51	(.50)	15.34	3.32	40	.74	.72	3.20
Year ended 7/31/2004	15.17	.49	.16	.65	(.49)	15.33	4.32	33	.76	.75	3.17
Year ended 7/31/2003	15.28	.51	(.11)	.40	(.51)	15.17	2.61	29	.79	.74	3.27
Class R-5:
Year ended 7/31/2007	15.14	.56	(.03)	.53	(.56)	15.11	3.55	53	.46	.43	3.69
Year ended 7/31/2006	15.34	.53	(.20)	.33	(.53)	15.14	2.22	41	.44	.41	3.52
Year ended 7/31/2005	15.33	.54	.01	.55	(.54)	15.34	3.63	48	.44	.42	3.51
Year ended 7/31/2004	15.17	.54	.16	.70	(.54)	15.33	4.63	50	.46	.44	3.49
Year ended 7/31/2003	15.28	.56	(.11)	.45	(.56)	15.17	2.93	40	.49	.44	3.61

	Year ended July 31
	2007	2006	2005	2004	2003

Portfolio turnover rate for all classes of shares	26%	25%	12%	10%	10%

(1) Based on average shares outstanding.
(2) Total returns exclude all sales charges, including contingent deferred sales charges.
(3) This column reflects the impact, if any, of certain waivers from CRMC.
During the periods shown, CRMC reduced fees for investment advisory services for all share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Limited Term Tax-Exempt Bond Fund of America, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Limited Term Tax-Exempt Bond Fund of America (the "Fund") at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
September 14, 2007

Tax information
                                                          unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended July 31, 2007:

Exempt interest dividends                                                                                                100%

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.

Expense example
                                                                                                                                        unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007, through July 31, 2007).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2/1/2007	Ending account value 7/31/2007	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,011.67	$3.29	.66%
Class A -- assumed 5% return	1,000.00	1,021.52	3.31	.66
Class B -- actual return	1,000.00	1,008.20	6.77	1.36
Class B -- assumed 5% return	1,000.00	1,018.05	6.80	1.36
Class C -- actual return	1,000.00	1,007.93	7.07	1.42
Class C -- assumed 5% return	1,000.00	1,017.75	7.10	1.42
Class F -- actual return	1,000.00	1,011.61	3.34	.67
Class F -- assumed 5% return	1,000.00	1,021.47	3.36	.67
Class R-5 -- actual return	1,000.00	1,012.75	2.20	.44
Class R-5 -- assumed 5% return	1,000.00	1,022.61	2.21	.44

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (181), and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through May 31, 2008. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement based on advice of their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing current income that is exempt from regular federal income tax, consistent with preservation of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results. The board and the committee concluded that the fund’s short- and long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase and the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Class B, Class C and Class F

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended June 30, 2007 (the most recent calendar quarter):

	1 year	5 years	Life of class
Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	–2.04%	+2.19%	+3.70%
Not reflecting CDSC	+2.96%	+2.55%	+3.70%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+1.90%	+2.45%	+2.83%
Not reflecting CDSC	+2.90%	+2.45%	+2.83%

Class F shares*— first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	+3.66%	+3.21%	+3.56%

*These shares are sold without any initial or contingent deferred sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 19 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Board of trustees

“Independent” trustees

	Year first
	elected
	a trustee
Name and age	of the fund[1]	Principal occupation(s) during past five years

Ambassador	1999	Corporate director and author; former U.S.
Richard G. Capen, Jr., 73		Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 74	1993	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

James G. Ellis, 60	2006	Vice Provost, Globalization, University of Southern California; Dean and Professor, Marshall School of Business, University of Southern California

Martin Fenton, 72	1993	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior living
(Independent and Non-Executive)		communities)

Leonard R. Fuller, 61	1994	President and CEO, Fuller Consulting (financial management consulting firm)

R. Clark Hooper, 61	2005	Private investor; former President, Dumbarton Group LLC (consulting); former Executive Vice President —Policy and Oversight, NASD

Richard G. Newman, 72	1993	Chairman of the Board, AECOM Technology Corporation (engineering, consulting and professional technical services)

Frank M. Sanchez, 63	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)

Steadman Upham, Ph.D., 58	2007	President and Professor of Anthropology, The University of Tulsa; former President and Professor of Archaeology, Claremont Graduate University

“Independent” trustees

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	trustee	Other directorships[3] held by trustee

Ambassador
Richard G. Capen, Jr., 73	15	Carnival Corporation

H. Frederick Christie, 74	21	AECOM Technology Corporation; Ducommun Incorporated; IHOP Corporation; Southwest Water Company

James G. Ellis, 60	12	Genius Products; Professional Business Bank

Martin Fenton, 72	18	None
Chairman of the Board
(Independent and Non-Executive)

Leonard R. Fuller, 61	16	None

R. Clark Hooper, 61	18	JPMorgan Value Opportunities Fund; Swiss Helvetia Fund

Richard G. Newman, 72	14	Sempra Energy; Southwest Water Company

Frank M. Sanchez, 63	13	None

Steadman Upham, Ph.D., 58	14	None

“Interested” trustees[4]

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

Abner D. Goldstine, 77	1993	Senior Vice President — Fixed Income; Director,
Vice Chairman of the Board		Capital Research and Management Company

Paul G. Haaga, Jr., 58	1993	Vice Chairman of the Board, Capital Research
Vice Chairman of the Board		and Management Company; Director, The Capital Group Companies, Inc.[5]

Brenda S. Ellerin, 44	1997	Senior Vice President — Fixed Income,
President		Capital Research and Management Company

“Interested” trustees[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	trustee	Other directorships[3] held by trustee

Abner D. Goldstine, 77	13	None
Vice Chairman of the Board

Paul G. Haaga, Jr., 58	14	None
Vice Chairman of the Board

Brenda S. Ellerin, 44	1	None
President

The statement of additional information includes additional information about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

Please see page 28 for footnotes

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or
position with fund	of the fund[1]	the principal underwriter of the fund

Neil L. Langberg, 54	1993	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company

Kristine M. Nishiyama, 37	2003	Vice President and Senior Counsel — Fund
Vice President		Business Management Group, Capital Research and Management Company; Vice President and Counsel, Capital Bank and Trust Company[5]

Karl J. Zeile, 40	2004	Vice President — Fixed Income, Capital Research
Vice President		and Management Company

Kimberly S. Verdick, 42	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Sharon G. Moseley, 39	2003	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Courtney R. Taylor, 32	2006	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Ari M. Vinocor, 32	2007	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1]Trustees and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, American Funds Target Date Retirement Series,® Inc., which is available to investors in tax-deferred retirement plans and IRAs, and Endowments, whose shareholders are limited to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete July 31, 2007, portfolio of Limited Term Tax-Exempt Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Limited Term Tax-Exempt Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of Limited Term Tax-Exempt Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2007, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 40 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 24 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
>	Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds  Capital Research and Management  Capital International  Capital Guardian  Capital Bank and Trust

Lit. No. MFGEAR-943-0907P

Litho in USA CGD/LPT/8062-S10040

Printed on recycled paper

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Richard G. Newman, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2006	$45,000
2007	$45,000

b) Audit-Related Fees:
2006	None
2007	None

c) Tax Fees:
2006	$6,000
2007	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2006	None
2007	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2006	None
2007	None

c) Tax Fees:
2006	$26,000
2007	$7,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2006	None
2007	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $43,000 for fiscal year 2006 and $14,000 for fiscal year 2007. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

Limited Term Tax-Exempt Bond Fund of AmericaSM
Investment portfolio

July 31, 2007

Bonds & notes — 96.59%	Principal amount (000)	Market value (000)

ALABAMA — 0.16%
Port Auth., Docks Facs. Rev. Bonds, Series 2006-A, AMT, MBIA insured, 5.00% 2016	$1,000	$1,057
Board of Trustees of the University of Alabama, University of Alabama at Birmingham Hospital Rev. Bonds, Series 2006-A, 5.00% 2015	500	519
		1,576

ALASKA — 1.83%
Housing Fin. Corp., Home Mortgage Rev. Bonds, Series 2006-C, AMT, MBIA insured, 5.50% 2037	2,480	2,608
Industrial Dev. and Export Auth., Revolving Fund Ref. Bonds, Series 2002-A, AMT, MBIA insured, 5.50% 2009	1,685	1,730
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
Series 2000, 5.60% 2010 (escrowed to maturity)	1,000	1,047
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2001, 4.75% 2015 (preref. 2009)	1,245	1,257
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2001, 5.375% 2021 (preref. 2011)	6,365	6,632
Student Loan Corp., Capital Project Rev. Bonds, Series 2004-A, MBIA insured, 4.00% 2011	1,000	1,003
Student Loan Corp., Student Loan Rev. Bonds, Series 2000-A, AMT, AMBAC insured, 5.65% 2010	1,140	1,190
Student Loan Corp., Education Loan Rev. Bonds, Series 2006-A-2, AMT, 5.00% 2014	1,000	1,045
Student Loan Corp., Education Loan Rev. Bonds, Series 2006-A-2, AMT, 5.00% 2016	1,000	1,050
		17,562

ARIZONA — 1.18%
Health Facs. Auth., Hospital Rev. Bonds (Phoenix Children’s Hospital), Series 2007-A, 4.61% 2042 (put 2015) [1]	4,000	4,060
Health Facs. Auth., Hospital Rev. Bonds (Phoenix Children’s Hospital), Series 2007-B, 4.46% 2042 (put 2015)[1]	4,000	4,035
Industrial Dev. Auth. of the County of Mohave, Correctional Facs. Contract Rev. Bonds (Mohave Prison, LLC Project), Series 2004-A, XLCA insured, 5.00% 2011	1,345	1,399
Town of Queen Creek, Improvement Dist. No. 001, Improvement Bonds, 5.00% 2013	1,000	1,021
Town of Queen Creek, Improvement Dist. No. 001, Improvement Bonds, 5.00% 2015	750	763
		11,278

CALIFORNIA — 5.73%
Assn. of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Multi-family Housing Rev. Ref. Bonds
(Archstone/Redwood Shores Apartments), Series 2000-A, 5.30% 2008	2,700	2,746
Assn. of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part. (American Baptist Homes of the West Facs. Project), Series 1997-A, 5.25% 2007	175	175
Assn. of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part. (American Baptist Homes of the West Facs. Project), Series 1997-A, 5.50% 2007	155	155
Assn. of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part. (Episcopal Homes Foundation), Series 1998, 5.00% 2008	2,455	2,473
Assn. of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part. (Episcopal Homes Foundation), Series 1998, 5.125% 2013	1,000	1,015
Assn. of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Southern California Presbyterian Homes Obligated Group,
Rev. Bonds (Redwood Senior Homes and Services), Series 2002, 5.50% 2012	1,695	1,770
California County Tobacco Securitization Agcy., Tobacco Settlement Asset-backed Bonds (Alameda County Tobacco Asset Securitization Corp.), Series 2002, 4.75% 2019	1,425	1,429
City of Cathedral City, Cove Improvement Dist. No. 2004-02, Limited Obligation Improvement Bonds, 4.15% 2012	500	489
City of Cathedral City, Cove Improvement Dist. No. 2004-02, Limited Obligation Improvement Bonds, 4.40% 2014	705	695
Various Purpose G.O. Bonds 5.00% 2015	5,000	5,324
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-backed Bonds,
Series 2003-B, FGIC insured, 5.50% 2033 (preref. 2013)	1,000	1,083
Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2007-A-1, 5.00% 2016	1,000	1,012
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 2004-H, 4.45% 2026 (preref. 2011)	80	82
Statewide Communities Dev. Auth., Certs. of Part. (Catholic Healthcare West), 6.00% 2009 (escrowed to maturity)	65	67
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 2004-H, 4.45% 2026 (put 2011)	920	932
Statewide Communities Dev. Auth., Certs. of Part. (Catholic Healthcare West), 6.00% 2009	210	216
Independent Cities Lease Fin. Auth., Mobile Home Park Rev. Bonds (San Juan Mobile Estates), Series 2006-A, 5.00% 2016	1,255	1,301
City of Long Beach, Harbor Rev. Bonds, Series 2002-B, AMT, MBIA insured, 5.25% 2013	1,045	1,111
Northern California Gas Auth. No. 1, Gas Project Rev. Bonds, Series 2007-B, 4.191% 2017[1]	2,500	2,463
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project),
Series 2003-A, AMT, 5.00% 2038 (put 2013)	2,000	2,006
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project),
Series 2005-A, AMT, 4.70% 2025 (put 2012)	4,250	4,212
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Ref. Bonds (USA Waste Services, Inc. Project), Series 1998-A, AMT, 5.10% 2018 (put 2008)	2,000	2,007
Regional Airports Improvement Corp., Facs. Lease Rev. Ref. Bonds (LAXFUEL Corp., Los Angeles International Airport), Issue of 2005, AMT, FSA insured, 5.00% 2014	1,020	1,061
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds (Irvine Apartment Communities, LP), Series 1998-A-1, AMT, 5.05% 2025 (put 2008)	1,000	1,007
Statewide Communities Dev. Auth., Multi-family Housing Rev. Ref. Bonds (Equity Residential/Parkview
Terrace Club Apartments), Issue 1999-B, 5.20% 2029 (put 2009)	1,150	1,173
Statewide Communities Dev. Auth., Multi-family Housing Rev. Ref. Bonds (Equity Residential/Skylark Apartments), Issue 1999-D, 5.20% 2029 (put 2009)	1,500	1,530
Statewide Communities Dev. Auth., Rev. Bonds (Daughters of Charity Health System), Series 2005-G, 5.25% 2011	1,985	2,061
Statewide Communities Dev. Auth., Rev. Bonds (Daughters of Charity Health System), Series 2005-G, 5.25% 2012	1,500	1,567
Statewide Communities Dev. Auth., Rev. Bonds (Kaiser Permanente), Series 2004-I, 3.45% 2035 (put 2011)	1,000	969
Statewide Communities Dev. Auth., Rev. Bonds (Redlands Community Hospital), Series 2005-A,
RADIAN insured, 5.00% 2014	1,300	1,353
Statewide Communities Dev. Auth., Student Housing Rev. Bonds (CHF-Irvine, LLC-UCI East Campus Apartments, Phase II), Series 2004, 5.50% 2013	1,750	1,854
Statewide Communities Dev. Auth., Student Housing Rev. Bonds (CHF-Irvine, LLC-UCI East Campus Apartments, Phase II), Series 2004, 5.50% 2014	1,975	2,105
Tobacco Securitization Auth., Tobacco Settlement Asset-backed Bonds (San Diego County Tobacco Asset Securitization Corp.), Series 2001-A, 5.25% 2027 (preref. 2012)	4,105	4,374
City of Torrance, Hospital Rev. Bonds (Torrance Memorial Medical Center), Series 2001-A, 4.70% 2009	1,010	1,025
City of Torrance, Hospital Rev. Bonds (Torrance Memorial Medical Center), Series 2001-A, 4.80% 2010	940	961
Val Verde Unified School Dist., Certs. of Part. (Ref. and School Construction Project),
Series 2005-B, FGIC insured, 5.00% 2014	1,000	1,063
		54,866

COLORADO — 2.44%
Arapahoe County, Ref. Certs. of Part. (Sheriff/Coroner Building and Centrepoint Plaza),
Series 2006, AMBAC insured, 5.00% 2015	2,000	2,126
City and County of Denver, Airport System Rev. Ref. Bonds, Series 2002-E, AMT, FGIC insured, 5.00% 2012	1,500	1,570
Denver Convention Center Hotel Auth., Rev. Bonds, Series 2003-A, XLCA insured, 5.00% 2012	4,000	4,217
Health Facs. Auth., Health Facs. Rev. Bonds (Evangelical Lutheran Good Samaritan Society Project), Series 2006, 5.00% 2015	1,420	1,472
Health Facs. Auth., Rev. Bonds (Evangelical Lutheran Good Samaritan Society Project), Series 2002, 5.00% 2010	1,000	1,025
Health Facs. Auth., Rev. Bonds (Evangelical Lutheran Good Samaritan Society Project), Series 2002, 5.00% 2011	1,100	1,133
Health Facs. Auth., Hospital Rev. Ref. Bonds (Adventist Health System/Sunbelt Obligated Group), Series 2006-F, 5.00% 2015	1,420	1,480
Health Facs. Auth., Hospital Rev. Ref. Bonds (Longmont United Hospital Project), Series 2006-B, RADIAN insured, 5.25% 2014	1,810	1,913
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 2002-A, 5.00% 2012 (escrowed to maturity)	1,000	1,046
Health Facs. Auth., Rev. Bonds (Covenant Retirement Communities, Inc.), Series 2002-B, 5.25% 2011	1,450	1,503
Health Facs. Auth., Rev. Bonds (Covenant Retirement Communities, Inc.), Series 2005, 5.00% 2010	500	511
Health Facs. Auth., Rev. Bonds (Covenant Retirement Communities, Inc.), Series 2005, 5.00% 2014	1,320	1,361
Health Facs. Auth., Rev. Bonds (Covenant Retirement Communities, Inc.), Series 2005, 5.00% 2015	1,145	1,178
Housing and Fin. Auth., Single-family Program Bonds, Series 1998-D-3, 6.125% 2023	510	523
Southlands Metropolitan Dist. No. 1, G.O. Ref. and Improvement Bonds, RADIAN insured, 5.00% 2015	1,170	1,218
Southlands Metropolitan Dist. No. 1, G.O. Ref. and Improvement Bonds, RADIAN insured, 5.00% 2016	1,055	1,099
		23,375

CONNECTICUT — 0.56%
Higher Education Supplemental Loan Auth., Rev. Bonds (Connecticut Family Education Loan Program), Series 2005-A, AMT, MBIA insured, 4.20% 2014	865	863
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1997-B, 5.55% 2008[2]	1,000	1,012
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1997-B, 5.70% 2012[2]	3,400	3,461
		5,336

DELAWARE — 0.22%
Econ. Dev. Auth., Pollution Control Rev. Ref. Bonds (Delmarva Power & Light Co. Project),
Series 2001-C, AMBAC insured, 4.90% 2026 (put 2011)	2,000	2,063

DISTRICT OF COLUMBIA — 1.03%
Certs. of Part., Lease Rev. Bonds, Series 2002, AMBAC insured, 5.25% 2010	1,000	1,032
Certs. of Part., Lease Rev. Bonds, Series 2002, AMBAC insured, 5.25% 2013	2,000	2,103
Certs. of Part., Lease Rev. Bonds, Series 2006, FGIC insured, 5.25% 2014	1,000	1,071
Convention Center Auth. (Washington), Dedicated Tax Rev. and Ref. Bonds, Series 2007-A, AMBAC insured, 5.00% 2016	2,500	2,676
Friendship Public Charter School, Inc. Issue Rev. Bonds, Series 2003, ACA insured, 5.00% 2012	1,000	1,021
G.O. Ref. Bonds, Series 1993-B-2, FSA insured, 5.50% 2010	1,000	1,037
G.O. Ref. Bonds, Series 1999-B, FSA insured, 5.50% 2009	695	716
G.O. Ref. Bonds, Series 1999-B, FSA insured, 5.50% 2009 (escrowed to maturity)	195	201
		9,857

FLORIDA — 4.68%
Dept. of Children and Family Services, Certs. of Part. (Florida Civil Commitment Center Project),
Series 2006, MBIA insured, 5.00% 2016	1,000	1,064
City of Coral Gables, Health Facs. Auth., Hospital Rev. Bonds (Baptist Health South Florida Obligated Group), Series 2004, FSA insured, 5.00% 2034 (preref. 2014)	4,000	4,264
Escambia County Health Facs. Auth., Rev. Bonds (Ascension Health Credit Group), Series 2003-A, 5.25% 2012	1,535	1,604
Escambia County Housing Fin. Auth., Single-family Mortgage Rev. Bonds (Multi-County Program),
Series 2007-B, AMT, 4.70% 2039	2,500	2,479
Greater Orlando Aviation Auth., Airport Facs. Rev. Ref. Bonds, Series A, AMT, FSA insured, 5.00% 2016	3,000	3,156
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist Health System/Sunbelt Obligated Group), Series 2002-B, 5.00% 2010	1,000	1,035
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist Health System/Sunbelt Obligated Group), Series 2005-I, 5.00% 2029 (put 2009)	1,000	1,022
Highlands County Health Facs. Auth., Hospital Rev. Ref. Bonds (Adventist Health System/Sunbelt Obligated Group), Series 2005-B, 5.00% 2013	1,250	1,297
Highlands County Health Facs. Auth., Hospital Rev. Ref. Bonds (Adventist Health System/Sunbelt Obligated Group), Series 2005-B, 5.00% 2014	1,170	1,217
Highlands County Health Facs. Auth., Hospital Rev. Ref. Bonds (Adventist Health System/Sunbelt Obligated Group), Series 2006-G, 5.00% 2015	1,000	1,039
Hillsborough County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa General Hospital Project),
Series 2003-A, 5.00% 2010	2,905	2,974
Hillsborough County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa General Hospital Project),
Series 2003-A, 5.00% 2012	2,195	2,265
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell Point/Alliance Obligated Group,
Shell Point Village Project), Series 1999-A, 5.25% 2007 (escrowed to maturity)	1,250	1,255
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell Point/Alliance Obligated Group,
Shell Point Village Project), Series 1999-A, 5.50% 2010 (preref. 2009)	1,200	1,255
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell Point/Alliance Obligated Group,
Shell Point Village Project), Series 1999-A, 5.75% 2012 (preref. 2009)	1,800	1,892
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Ref. Bonds (Shell Point/Alliance Obligated Group, Shell Point Village/Alliance Community Project), Series 2007, 5.00% 2014	2,040	2,079
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Ref. Bonds (Shell Point/Alliance Obligated Group, Shell Point Village/Alliance Community Project), Series 2007, 5.00% 2015	4,245	4,312
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Ref. Bonds (Shell Point/Alliance Obligated Group, Shell Point Village/Alliance Community Project), Series 2007, 5.00% 2016	2,455	2,485
Lee County, Solid Waste System Rev. Bonds, Series 2006-A, AMT, AMBAC insured, 5.00% 2015	2,260	2,385
Lee County, Solid Waste System Rev. Ref. Bonds, Series 2001, AMT, MBIA insured, 5.25% 2010	2,000	2,079
School Board of Miami-Dade County, Certs. of Part., Series 2003-C, MBIA insured, 5.00% 2027 (put 2008)	1,000	1,012
School Board of Miami-Dade County, Certs. of Part., Series 2007-A, FGIC insured, 5.00% 2016	1,000	1,062
Palm Beach County, Public Improvement Rev. Ref. Bonds (Convention Center Project),
Series 2004, FGIC insured, 5.00% 2030 (put 2011)	1,500	1,557
		44,789

GEORGIA — 1.52%
City of Atlanta, Water and Wastewater Rev. Bonds, Series 2004, FSA insured, 5.00% 2012	2,000	2,110
Housing Auth. of the County of DeKalb, Multi-family Housing Rev. Ref. Bonds (Park at Briarcliff Apartments Project), Series 1998-A, 4.55% 2028 (put 2008)	995	1,001
Gainesville Redev. Auth., Educational Facs. Rev. Ref. Bonds (Riverside Military Academy Project), Series 2007, 5.00% 2010	1,000	1,010
Gainesville Redev. Auth., Educational Facs. Rev. Ref. Bonds (Riverside Military Academy Project), Series 2007, 5.00% 2012	1,000	1,013
Gainesville Redev. Auth., Educational Facs. Rev. Ref. Bonds (Riverside Military Academy Project), Series 2007, 5.00% 2014	1,715	1,739
Main Street Natural Gas, Inc., Gas Project Rev. Bonds, Series 2006-A, 5.00% 2016	2,000	2,071
Main Street Natural Gas, Inc., Gas Project Rev. Bonds, Series 2006-B, 5.00% 2016	4,470	4,616
Savannah Econ. Dev. Auth., Pollution Control Rev. Ref. Bonds (International Paper Co. Projects), Series 2003-A, 5.10% 2014	1,000	1,015
		14,575

GUAM — 0.22%
Education Fncg. Foundation, Certs. of Part. (Public School Facs. Project), Series 2006-A, 5.00% 2014	1,000	1,041
Education Fncg. Foundation, Certs. of Part. (Public School Facs. Project), Series 2006-A, 5.00% 2016	1,000	1,044
		2,085

IDAHO — 0.81%
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 1998-C-2, AMT, 5.25% 2011	100	100
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 1998-E-3, AMT, 5.125% 2011	125	125
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 1998-H, AMT, 4.65% 2012	180	180
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 1998-I-2, AMT, 4.70% 2012	85	85
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2001-E, Class III, AMT, 5.40% 2021	470	474
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2002-F, Class III, AMT, 4.875% 2023	1,555	1,560
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2003-C, Class III, AMT, 4.50% 2023	905	852
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2003-E, Class III, AMT, 5.15% 2023	855	860
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2006-G, Class III, AMT, 4.60% 2028	1,600	1,505
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2007-B, Class III, AMT, 4.60% 2028	875	829
Housing and Fin. Assn., Single-family Mortgage Bonds, Series 2007-C, Class III, AMT, 4.75% 2028	1,225	1,188
		7,758

ILLINOIS — 6.97%
Village of Cary, McHenry County, Special Service Area Number One, Special Tax Ref. Bonds,
Series 2006, RADIAN insured, 4.40% 2016	935	936
Village of Cary, McHenry County, Special Service Area Number One, Special Tax Ref. Bonds,
Series 2006, RADIAN insured, 4.40% 2016	800	794
City of Chicago, G.O. Bonds (Modern Schools Across Chicago Program), Series 2007-I, AMBAC insured, 5.00% 2015	2,940	3,148
City of Chicago, Gas Supply Rev. Ref. Bonds (Peoples Gas Light and Coke Co. Project),
Series 2000-B, 4.75% 2030 (put 2014)	6,500	6,605
City of Chicago, O’Hare International Airport, General Airport Rev. Ref. Bonds, Series 2005-B, FGIC insured, 5.25% 2015	1,500	1,615
City of Chicago, O’Hare International Airport, General Airport Rev. Ref. Bonds, Series 2005-B, MBIA insured, 5.25% 2016	1,000	1,081
City of Chicago, O’Hare International Airport, Passenger Fac. Charge Rev. Bonds, Series 1996-A, AMBAC insured, 5.60% 2010	1,000	1,007
Chicago Housing Auth., Capital Program Rev. Ref. Bonds, Series 2006, FSA insured, 5.00% 2016	5,000	5,320
County of DuPage, Limited Tax G.O. Bonds (Courthouse Project), Series 2006, 5.00% 2016	1,570	1,681
County of DuPage, Transportation Rev. Ref. Bonds, Series 2005, FSA insured, 5.00% 2014	1,000	1,060
Educational Facs. Auth., Rev. Bonds (Art Institute of Chicago), Series 2000-A, 4.25% 2034 (put 2014)	1,430	1,422
Educational Facs. Auth., Rev. Bonds (Field Museum of Natural History), Series 2002, 4.05% 2036 (put 2011)	4,000	3,964
Fin. Auth., Charter School Rev. Project and Ref. Bonds (Chicago Charter School Foundation Project),
Series 2007-A, 5.00% 2014	725	738
Fin. Auth., Rev. Ref. Bonds (Lutheran Hillside Village), Series 2006, 5.00% 2016	2,665	2,766
Fin. Auth., Rev. Ref. Bonds (OSF Healthcare System), Series 2004, 5.00% 2007	3,000	3,009
Health Facs. Auth., Rev. Bonds (OSF Healthcare System), Series 1999, 5.50% 2008	1,000	1,018
Fin. Auth., Student Housing Rev. Ref. Bonds, Educational Advancement Fund, Inc. (University Center), Series 2006-B, 5.00% 2016	4,295	4,339
G.O. Bonds, Series of April 1998, FSA insured, 5.50% 2009 (preref. 2008)	1,025	1,047
G.O. Ref. Bonds, Series of June 2006, 5.00% 2015	7,750	8,245
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 2000, 6.125% 2011 (preref. 2010)	1,000	1,070
Health Facs. Auth., Rev. Bonds (Centegra Health System), Series 1998, 5.50% 2007	1,230	1,231
Village of Hodgkins, Cook County, Tax Increment Rev. Ref. Bonds, Series 2005, 5.00% 2009	1,000	1,012
Village of Hodgkins, Cook County, Tax Increment Rev. Ref. Bonds, Series 2005, 5.00% 2012	1,000	1,027
Village of Hodgkins, Cook County, Tax Increment Rev. Ref. Bonds, Series 2005, 5.00% 2013	1,000	1,031
Village of Hodgkins, Cook County, Tax Increment Rev. Ref. Bonds, Series 2005, 5.00% 2014	2,150	2,224
Housing Dev. Auth., Housing Bonds, Series G, 4.15% 2014	1,000	996
Housing Dev. Auth., Housing Bonds, Series G, 4.15% 2014	915	911
Housing Dev. Auth., Housing Bonds, Series K, 4.20% 2014	795	794
Housing Dev. Auth., Housing Bonds, Series K, 4.25% 2015	830	828
Indian Prairie Community, Unit School Dist. No. 204, DuPage and Will Counties, School Building Bonds (Naperville/Aurora), Series 1998, 5.25% 2011 (preref. 2008)	1,275	1,301
Board of Trustees of the University of Illinois, Certs. of Part. (Academic Facs. Projects),
Series 2006-A, AMBAC insured, 5.00% 2014	2,000	2,115
Board of Trustees of the University of Illinois, Certs. of Part. (Academic Facs. Projects),
Series 2006-A, AMBAC insured, 5.00% 2015	2,315	2,458
		66,793

INDIANA — 1.86%
City of Anderson, Econ. Dev. Rev. Ref. and Improvement Bonds (Anderson University Project), Series 2007, 5.00% 2016	1,320	1,341
Health and Educational Fac. Fncg. Auth., Hospital Rev. Ref. Bonds (Clarian Health Obligated Group),
Series 2006-B, 5.00% 2012	1,650	1,700
Health and Educational Fac. Fncg. Auth., Hospital Rev. Ref. Bonds (Clarian Health Obligated Group),
Series 2006-B, 5.00% 2014	1,060	1,098
Health and Educational Fac. Fncg. Auth., Hospital Rev. Ref. Bonds (Clarian Health Obligated Group),
Series 2006-B, 5.00% 2015	1,500	1,552
Health and Educational Fac. Fncg. Auth., Hospital Rev. Ref. Bonds (Clarian Health Obligated Group),
Series 2006-B, 5.00% 2016	1,090	1,127
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Charity Obligated Group), Series 1999-D, 5.50% 2008	1,000	1,018
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Charity Obligated Group), Series 1999-D, 5.50% 2011	2,000	2,075
Health Fac. Fncg. Auth., Rev. Bonds (Ascension Health Credit Group), Series 2002-F, 5.50% 2011	1,640	1,744
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Community Health Network Project),
Series 2005-A, AMBAC insured, 5.00% 2012	1,195	1,252
Indianapolis Airport Auth., Special Fac. Rev. Ref. Bonds (Federal Express Corp. Project), Series 2004, AMT, 5.10% 2017	3,320	3,350
State Revolving Fund Program Bonds, Series 2001-A, 5.50% 2011	1,500	1,593
		17,850

IOWA — 0.22%
Fin. Auth., Hospital Rev. Bonds (Mercy Medical Center Project), Series 1999, FSA insured, 5.30% 2009	1,000	1,030
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001-B, 5.50% 2014 (preref. 2011)	1,000	1,066
		2,096

KANSAS — 0.39%
City of Lenexa, Health Care Fac. Rev. Ref. and Improvement Bonds (Lakeview Village, Inc. Project),
Series 2007, 5.125% 2016	1,270	1,292
Unified Government of Wyandotte County/Kansas City, Tax-Exempt Sales Tax Special Obligation Rev. Ref. Bonds (Redev. Project Area B), Series 2005-B, 3.75% 2012	920	918
Unified Government of Wyandotte County/Kansas City, Tax-Exempt Sales Tax Special Obligation Rev. Ref. Bonds (Redev. Project Area B), Series 2005-C, 3.85% 2013	1,500	1,494
		3,704

KENTUCKY — 0.33%
Econ. Dev. Fin. Auth., Health System Rev. Bonds (Norton Healthcare, Inc.), Series 2000, 6.125% 2010	1,715	1,767
Econ. Dev. Fin. Auth., Health System Rev. Bonds (Norton Healthcare, Inc.), Series 2000, 6.125% 2010 (escrowed to maturity)	930	959
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds (Appalachian Regional Healthcare, Inc. Project), Series 1997, 5.50% 2007	465	465
		3,191

LOUISIANA — 0.69%
Housing Fin. Agcy., Multi-family Mortgage Rev. Ref. Bonds (Section 8 Assisted - 202 Elderly Projects),
Series 2006-A, 4.75% 2031	3,915	3,919
Military Dept., Custodial Receipts, 5.00% 2014	870	905
Military Dept., Custodial Receipts, 5.00% 2015	1,725	1,796
		6,620

MAINE — 0.11%
Housing Auth., Mortgage Purchase Bonds, Series 2001-E-1, 4.125% 2010	1,000	1,008

MARYLAND — 1.25%
Anne Arundel County, Tax Increment Fncg. Bonds (Parole Town Center Project), Series 2002, 5.00% 2012	1,835	1,850
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds,
Series 2006-F, AMT, 6.00% 2039	2,480	2,640
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.00% 2010	1,755	1,800
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.00% 2011	1,775	1,830
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.00% 2013	1,530	1,589
Prince George’s County, Special Obligation Bonds (Woodview Village Infrastructure Improvements),
Series 1997-A, 4.25% 2009	515	512
Prince George’s County, Special Obligation Bonds (Woodview Village Infrastructure Improvements),
Series 1997-A, 4.30% 2011	560	554
Prince George’s County, Special Obligation Bonds (Woodview Village Infrastructure Improvements),
Series 1997-A, 4.40% 2015	1,275	1,240
		12,015

MASSACHUSETTS — 1.32%
Dev. Fin. Agcy., Higher Education Rev. Bonds (Emerson College Issue), Series 2006-A, 5.00% 2015	1,000	1,059
Educational Fncg. Auth., Education Loan Rev. Ref. Bonds, Issue G, Series 2000-A, AMT, MBIA insured, 5.55% 2008	1,115	1,134
Federal Highway Grant Anticipation Notes, Series 1998-A, 5.50% 2013	1,000	1,089
G.O. Bonds, Consolidated Loan of 2003, Series A, 5.25% 2013	2,000	2,131
Health and Educational Facs. Auth., Rev. Bonds (Partners HealthCare System Issue), Series E, 5.00% 2012	1,500	1,553
Massachusetts Bay Transportation Auth., Sales Tax Bonds, Series 2004-C, 5.25% 2014	3,000	3,243
Port Auth., Special Facs. Rev. Bonds (BOSFUEL Project), Series 2007, AMT, FGIC insured, 5.00% 2015	1,000	1,051
Water Pollution Abatement Trust, Pool Program Bonds, Series 11, 5.00% 2015	1,250	1,342
		12,602

MICHIGAN — 2.77%
Certs. of Part. (New Center Dev. Inc.), Series 2004-A, MBIA insured, 5.00% 2031 (put 2011)	1,000	1,038
Higher Education Student Loan Auth., Student Loan Rev. Ref. Bonds, Series XVII-F, AMT, AMBAC insured, 4.45% 2010	2,000	2,007
Hospital Fin. Auth., Hospital Rev. and Ref. Bonds (Henry Ford Health System), Series 2006-A, 5.00% 2015	2,000	2,082
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Detroit Medical Center Obligated Group), Series 1993-A, 6.375% 2009	1,015	1,016
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Sinai Hospital of Greater Detroit), Series 1995, 6.00% 2008	225	226
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Henry Ford Health System), Series 2003-A, 5.25% 2010 (escrowed to maturity)	2,000	2,069
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Henry Ford Hospital), Series 1984-A,
AMBAC insured, 6.00% 2011 (escrowed to maturity)	1,250	1,351
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Trinity Health Credit Group), Series 2000-A, 5.75% 2007	1,940	1,951
Kent Hospital Fin. Auth., Rev. and Ref. Bonds (Spectrum Health), Series 2005-B, 5.00% 2011	2,000	2,061
Kent Hospital Fin. Auth., Rev. Bonds (Spectrum Health), Series 2001-A, 5.25% 2010	2,020	2,074
County of Monroe Hospital Fin. Auth., Hospital Rev. and Ref. Bonds (Mercy Memorial Hospital Corp. Obligated Group), Series 2006, 5.50% 2015	1,120	1,177
County of Monroe Hospital Fin. Auth., Hospital Rev. and Ref. Bonds (Mercy Memorial Hospital Corp. Obligated Group), Series 2006, 5.50% 2016	1,000	1,052
Municipal Bond Auth., Local Government Loan Program Rev. Bonds, Series 2007-B, AMBAC insured, 5.00% 2015	1,000	1,066
City of Saginaw Hospital Fin. Auth., Rev. Ref. Bonds (Covenant Medical Center, Inc.), Series 2004-G, 5.00% 2011	1,395	1,435
City of Saginaw Hospital Fin. Auth., Rev. Ref. Bonds (Covenant Medical Center, Inc.), Series 2004-G, 5.00% 2013	1,040	1,077
Strategic Fund, Limited Obligation Rev. Ref. Bonds (Dow Chemical Co. Project),
Series 2003-A, AMT, 5.50% 2028 (put 2013)	2,140	2,202
Charter County of Wayne, Airport Rev. Ref. Bonds (Detroit Metropolitan Wayne County Airport),
Series 2002-D, AMT, FGIC insured, 5.25% 2011	2,530	2,658
		26,542

MINNESOTA — 1.43%
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2006-I, AMT, 5.75% 2038	3,980	4,188
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series L, AMT, 5.50% 2048	3,000	3,169
Minneapolis-St. Paul Metropolitan Airports Commission, Airport Rev. Bonds,
Series 2005-B, AMT, AMBAC insured, 5.00% 2015	5,000	5,262
Housing and Redev. Auth. of St. Paul and Minneapolis, Health Care Fac. Rev. Bonds, Series 2003, 5.25% 2010	1,050	1,083
		13,702

MISSOURI — 2.57%
Industrial Dev. Auth. of the County of Cape Girardeau, Health Facs. Rev. Bonds (Southeast Missouri Hospital Assn.), Series 2007, 5.00% 2016	1,000	1,028
Chesterfield Valley Transportation Dev. Dist. (Chesterfield), Transportation Sales Tax Rev. Bonds,
Series 2006, CIFG insured, 4.00% 2026	1,000	997
Health and Educational Facs. Auth., Rev. Bonds (SSM Health Care), Series 2002-A, 5.00% 2011	4,005	4,125
Health and Educational Facs. Auth., Senior Living Facs. Rev. Bonds (Lutheran Senior Services), Series 2007-A, 5.00% 2014	1,300	1,345
Health and Educational Facs. Auth., Senior Living Facs. Rev. Bonds (Lutheran Senior Services), Series 2007-A, 5.00% 2015	1,365	1,411
Health and Educational Facs. Auth., Senior Living Facs. Rev. Bonds (Lutheran Senior Services), Series 2007-A, 5.00% 2016	1,440	1,487
Health and Educational Facs. Auth., Senior Living Facs. Rev. Bonds (Lutheran Senior Services), Series 2007-A, 5.00% 2017	1,510	1,556
Industrial Dev. Auth. of the City of Lee’s Summit, Health Facs. Rev. Bonds (John Knox Village),
Series 2002, 5.75% 2009 (escrowed to maturity)	1,255	1,295
Industrial Dev. Auth. of the City of Lee’s Summit, Health Facs. Rev. Bonds (John Knox Village),
Series 2002, 5.875% 2010 (escrowed to maturity)	1,325	1,389
Industrial Dev. Auth. of the City of Lee’s Summit, Senior Living Facs. Rev. Bonds (John Knox Village Obligated Group), Series 2007-A, 5.00% 2015	2,240	2,300
Industrial Dev. Auth. of the City of Lee’s Summit, Senior Living Facs. Rev. Bonds (John Knox Village Obligated Group), Series 2007-A, 5.00% 2016	1,200	1,231
City of St. Louis, Airport Rev. Ref. Bonds (Lambert-St. Louis International Airport), Series 2003-A, FSA insured, 5.25% 2012	1,000	1,061
City of St. Louis, Airport Rev. Ref. Bonds (Lambert-St. Louis International Airport), Series 2007-A, FSA insured, 5.00% 2016	1,410	1,502
City of St. Louis, Airport Rev. Ref. Bonds (Lambert-St. Louis International Airport),
Series 2007-B, AMT, FSA insured, 5.00% 2015	1,260	1,327
Public Building Corp. of the City of Springfield, Leasehold Rev. Improvement Bonds (Springfield-Branson National Airport Terminal Project), Series 2006-B, AMT, AMBAC insured, 5.00% 2015	2,480	2,612
		24,666

MONTANA — 0.59%
City of Forsyth, Pollution Control Rev. Ref. Bonds (Avista Corp. Colstrip Project),
Series 1999-B, AMT, AMBAC insured, 5.125% 2034 (put 2008)	3,500	3,563
Board of Housing, Single-family Mortgage Bonds, Series 2006-B, AMT, 5.50% 2037	1,990	2,090
		5,653

NEBRASKA — 0.74%
Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2002-D, AMT, 3.90% 2009	735	733
Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2006-D, AMT, 5.50% 2036	2,000	2,092
Omaha Airport Auth., Airport Facs. Rev. Ref. Bonds, Series 2001, FSA insured, 5.50% 2012	1,155	1,218
Public Power Dist., General Rev. Bonds, Series 2005-B-1, FGIC insured, 5.00% 2015	2,875	3,067
		7,110

NEVADA — 2.38%
Clark County, Airport System Rev. Bonds, Series 2007-A-1, AMT, AMBAC insured, 5.00% 2016	1,500	1,580
Clark County, Pollution Control Rev. Ref. Bonds (Southern California Edison Co.), AMT, 3.25% 2031 (put 2009)	3,000	2,946
G.O. (Limited Tax) Capital Improvement and Cultural Affairs Ref. Bonds, Series 2005-A, 5.00% 2015	2,500	2,664
City of Henderson, Health Fac. Rev. Bonds (Catholic Healthcare West Project), Series 2005-B, 5.00% 2008	2,000	2,019
City of Henderson, Health Fac. Rev. Bonds (Catholic Healthcare West), Series 1999-A, 6.20% 2009	305	314
City of Henderson, Local Improvement Dist. No. T-14 (Anthem Master Planned Community), Limited Obligation Ref. Bonds, Series 2007-A, FSA insured, 5.00% 2016	2,290	2,425
City of Henderson, Local Improvement Dist. No. T-14 (Anthem Master Planned Community), Limited Obligation Ref. Bonds, Series 2007-A, FSA insured, 5.00% 2017	2,400	2,543
Housing Division, Single-family Mortgage Bonds, Series 1998-B-1, 5.20% 2011	115	115
City of Las Vegas, Redev. Agcy., Tax Increment Rev. Ref. Bonds (Fremont Street Project), Series 2003-A, 5.00% 2011	3,450	3,527
City of Las Vegas, Redev. Agcy., Tax Increment Rev. Ref. Bonds (Fremont Street Project), Series 2003-A, 4.50% 2012	3,625	3,637
Reno-Sparks Indian Colony, Governmental Bonds, Series 2006, 4.50% 2015	300	304
Reno-Sparks Indian Colony, Governmental Bonds, Series 2006, 4.50% 2016	685	690
		22,764

NEW JERSEY — 5.27%
Certs. of Part., Series 2004-A, 5.00% 2010	3,500	3,607
Certs. of Part., Series 2004-A, 5.00% 2015	2,000	2,107
Econ. Dev. Auth., School Facs. Construction Bonds, Series 2004-G, 4.00% 2010	3,000	3,019
Educational Facs. Auth., Rider University Issue Rev. Bonds, Series 2002-A, RADIAN insured, 5.25% 2012	1,795	1,877
Health Care Facs. Fncg. Auth., Rev. and Ref. Bonds, Saint Clare’s Hospital, Inc. Issue,
Series 2004-B, MBIA insured, 5.25% 2013	4,315	4,614
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2003, 4.375% 2019 (preref. 2013)	330	332
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2003, 6.125% 2024 (preref. 2013)	9,545	10,107
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2007-1A, 5.00% 2015	5,000	5,076
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2007-1A, 4.50% 2023	3,720	3,575
Transit Corp., Certs. of Part., Series 2003-A, AMBAC insured, 5.25% 2014	8,000	8,617
Transportation Trust Fund Auth., Transportation System Bonds, Series 2004-B, FGIC insured, 5.25% 2013	4,410	4,739
Transportation Trust Fund Auth., Transportation System Bonds, Series 2005-D, 5.00% 2014 (escrowed to maturity)	2,660	2,837
		50,507

NEW YORK — 3.24%
Dormitory Auth., Lease Rev. Bonds (State University Educational Facs. Issue), Series 2003,
XLCA insured, 5.25% 2032 (put 2013)	2,000	2,135
Dormitory Auth., Third General Resolution Rev. Bonds (State University Educational Facs. Issue),
Series 2002-B, 5.25% 2023 (put 2012)	5,000	5,278
Dormitory Auth., Rochester General Hospital Insured Rev. Bonds, Series 2005, RADIAN insured, 5.00% 2012	1,175	1,220
Housing Fin. Agcy., Health Facs. Rev. Ref. Bonds (New York City), Series 1996-A, 6.00% 2007	1,000	1,005
City of New York, G.O. Bonds, Fiscal 2001 Series B, 5.50% 2010	1,000	1,049
City of New York, G.O. Bonds, Fiscal 2001 Series D, 5.50% 2009	1,000	1,034
City of New York, G.O. Bonds, Fiscal 2004 Series I, 4.50% 2012	3,000	3,087
City of New York, G.O. Bonds, Fiscal 2002 Series G, 5.25% 2008 (escrowed to maturity)	110	112
New York City Housing Dev. Corp., Multi-family Housing Rev. Bonds, Series 2007-B-1, AMT, 4.70% 2015	615	625
New York City Housing Dev. Corp., Multi-family Housing Rev. Bonds, Series 2007-B-1, AMT, 4.75% 2016	635	645
New York City Industrial Dev. Agcy., Special Fac. Rev. Bonds (Terminal One Group Assn., LP Project), Series 2005, AMT, 5.50% 2014	1,000	1,074
New York City Industrial Dev. Agcy., Special Fac. Rev. Bonds (Terminal One Group Assn., LP Project), Series 2005, AMT, 5.50% 2015	2,485	2,686
New York City Industrial Dev. Agcy., Special Fac. Rev. Bonds (Terminal One Group Assn., LP Project), Series 2005, AMT, 5.50% 2016	3,000	3,245
New York City Transitional Fin. Auth., Future Tax Secured Ref. Bonds, Series 2003-A, 5.50%/14.00% 2026[3]	2,000	2,124
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds (Empire State Dev. Corp.), Series 2002-A, 5.00% 2017 (put 2011)	3,000	3,104
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds (Empire State Dev. Corp.), Series 2002-A, 5.50% 2017 (put 2011)	2,325	2,443
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds (Empire State Dev. Corp.), Series 2002-A, 5.50% 2017 (preref. 2011)	175	185
		31,051

NORTH CAROLINA — 2.77%
City of Charlotte, Airport Rev. Bonds, Series 1999-B, AMT, MBIA insured, 5.125% 2009	35	36
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B, 7.00% 2008	1,950	1,974
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B, 6.125% 2009	1,000	1,028
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-A, 5.50% 2011	1,000	1,044
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-A, 5.50% 2012	2,155	2,275
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-F, 5.50% 2016	1,000	1,057
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 1992, MBIA insured, 6.00% 2010	3,000	3,153
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 1997-A, MBIA insured, 5.125% 2011	2,750	2,798
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 1999-B, 6.50% 2009	1,660	1,716
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 1999-B, 6.625% 2010	2,500	2,643
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 2003-A, 5.50% 2012	2,500	2,639
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 2003-A, 5.50% 2013	2,250	2,392
Onslow County Hospital Auth., FHA insured Mortgage Rev. Bonds (Onslow Memorial Hospital Project),
Series 2006, MBIA insured, 5.00% 2015	740	785
Raleigh-Durham Airport Auth., Airport Rev. Bonds, Series 2005-B, AMT, AMBAC insured, 5.00% 2015	2,835	2,985
		26,525

OHIO — 2.18%
County of Hamilton, Healthcare Rev. Ref. Bonds (Life Enriching Communities Project), Series 2006-A, 5.00% 2013	1,260	1,292
County of Hamilton, Healthcare Rev. Ref. Bonds (Life Enriching Communities Project), Series 2006-A, 5.00% 2014	1,250	1,284
Higher Educational Fac. Commission, Rev. Bonds (Kenyon College 2002 Project), 4.30% 2037 (put 2010)	2,000	2,007
Higher Educational Fac. Commission, Rev. Bonds (Kenyon College 2002 Project), 4.60% 2037 (put 2012)	2,000	2,034
Housing Fin. Agcy., Residential Mortgage Rev. Bonds, Series 2006-E, AMT, 5.375% 2037	2,000	2,116
County of Knox, Hospital Facs. Rev. Ref. Bonds (Knox Community Hospital), Series 1998, RADIAN insured, 4.70% 2008	1,155	1,162
County of Lorain, Hospital Facs. Rev. Bonds (Catholic Healthcare Partners), Series 2002-A, 5.50% 2011	2,040	2,143
County of Lorain, Hospital Facs. Rev. Bonds (Catholic Healthcare Partners), Series 2002-A, 5.50% 2012	2,150	2,273
County of Lorain, Hospital Facs. Rev. Ref. and Improvement Bonds (Catholic Healthcare Partners), Series 2001-A, 5.25% 2009	1,170	1,198
County of Miami, Hospital Facs. Rev. Ref. and Improvement Bonds (Upper Valley Medical Center), Series 2006, 5.25% 2014	1,000	1,051
County of Miami, Hospital Facs. Rev. Ref. and Improvement Bonds (Upper Valley Medical Center), Series 2006, 5.25% 2016	1,815	1,910
Municipal Advisory Council, Beneficial Interest Ref. Certs. (Municipal Electric Generation Agcy. Joint Venture 5 - OMEGA JV5), AMBAC insured, 5.00% 2015	2,290	2,421
		20,891

OKLAHOMA — 0.37%
Cherokee Nation, Health Care System Bonds, Series 2006, ACA insured, 4.10% 2011[2]	1,200	1,196
Industries Auth., Health System Rev. Ref. Bonds (Obligated Group consisting of INTEGRIS Baptist Medical Center, Inc., INTEGRIS
South Oklahoma City Hospital Corp. and INTEGRIS Rural Health, Inc.), Series 1995-D, AMBAC insured, 6.00% 2009	1,240	1,294
Tulsa County Industrial Auth., Health Care Rev. Bonds (Saint Francis Health System, Inc.), Series 2006, 5.00% 2015	1,000	1,041
		3,531

PENNSYLVANIA — 3.47%
Redev. Auth. of Allegheny County, Tax Increment Fncg. Ref. Bonds (Waterfront Project), Series 2007-A, 4.25% 2014	1,405	1,402
Redev. Auth. of Allegheny County, Tax Increment Fncg. Ref. Bonds (Waterfront Project), Series 2007-A, 4.25% 2016	1,540	1,527
Harrisburg Auth., Dauphin County, Recovery Fac. Rev. Bonds, Series D, Subseries D-2, FSA insured, 5.00% 2033 (put 2013)	6,500	6,847
Higher Educational Facs. Auth., Health System Rev. Bonds (University of Pennsylvania), Series 2005-A, AMBAC insured, 5.00% 2014	2,000	2,126
Housing Fin. Agcy., Single-family Mortgage Rev. Bonds, Series 2002-74, AMT, 4.25% 2012	910	911
Housing Fin. Agcy., Single-family Mortgage Rev. Bonds, Series 2006-93-A, AMT, 5.75% 2037	2,205	2,322
Montgomery County Industrial Dev. Auth., Retirement Communities Rev. Ref. Bonds
(ACTS Retirement - Life Communities, Inc. Obligated Group), Series 2006-B, 5.00% 2015	2,755	2,858
Montgomery County Industrial Dev. Auth., Retirement Communities Rev. Ref. Bonds
(ACTS Retirement - Life Communities, Inc. Obligated Group), Series 2006-B, 5.00% 2016	2,570	2,661
Hospitals and Higher Education Facs. Auth. of Philadelphia, Hospital Rev. Bonds (Children’s Hospital of Philadelphia Project), Series 2007-A, 4.25% 2016	700	687
Hospitals and Higher Education Facs. Auth. of Philadelphia, Hospital Rev. Ref. Bonds (Temple University Hospital), Series 2007-B, 5.00% 2017	3,000	3,015
Health Care Facs. Auth. of Sayre, Rev. Bonds (Guthrie Health Issue), Series 2007, 4.241% 2017[1]	9,000	8,944
		33,300

PUERTO RICO — 1.12%
Children’s Trust Fund, Tobacco Settlement Asset-backed Bonds, Series 2000, 5.75% 2020 (preref. 2010)	2,230	2,307
Public Buildings Auth., Government Facs. Rev. Bonds, Series D, 5.25% 2036 (preref. 2012)	1,000	1,060
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, 5.75% 2027 (put 2012)	6,000	6,359
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, FGIC insured, 5.25% 2031 (put 2012)	1,000	1,056
		10,782

RHODE ISLAND — 0.92%
Health and Educational Building Corp., Hospital Fncg. Rev. Bonds (Lifespan Obligated Group Issue),
Series 2002, 5.75% 2009	1,340	1,383
Health and Educational Building Corp., Hospital Fncg. Rev. Ref. Bonds (Lifespan Obligated Group Issue), Series 2006-A, FSA insured, 5.00% 2015	2,635	2,799
City of Providence, Special Obligation Tax Increment Ref. Bonds, Series E, RADIAN insured, 5.00% 2011	2,000	2,062
City of Providence, Special Obligation Tax Increment Ref. Bonds, Series E, RADIAN insured, 5.00% 2014	1,250	1,298
City of Providence, Special Obligation Tax Increment Ref. Bonds, Series E, RADIAN insured, 5.00% 2015	1,250	1,298
		8,840

SOUTH CAROLINA — 0.54%
Housing Fin. and Dev. Auth. Mortgage Rev. Bonds, Series 2000-A-2, AMT, FSA insured, 5.875% 2009	585	589
Jobs-Econ. Dev. Auth., Hospital Improvement Rev. Bonds (Palmetto Health), Series 2007, 4.36% 2039[1]	2,000	2,000
Lexington County Health Services Dist., Inc., Hospital Rev. Ref. Bonds (Lexington Medical Center), Series 2007, 5.00% 2016	1,000	1,029
Tobacco Settlement Rev. Management Auth., Tobacco Settlement Asset-backed Bonds, Series 2001-B, 6.00% 2022	1,500	1,574
		5,192

SOUTH DAKOTA — 0.28%
Education Loans Incorporated, Student Loan Asset-backed Callable Notes, Series 1998-1, AMT, 4.95% 2010	1,500	1,530
Housing Dev. Auth., Multiple Purpose Bonds, Series 2002-A, FSA insured, 4.15% 2009	1,135	1,142
		2,672

TENNESSEE — 3.04%
Housing Dev. Agcy., Homeownership Program Bonds, Issue 2006-1, AMT, 5.75% 2036	1,460	1,542
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal Express Corp.), Series 2001, 5.00% 2009	1,935	1,959
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal Express Corp.), Series 2002, 5.05% 2012	2,440	2,502
Health, Educational and Housing Fac. Board of the County of Shelby, Rev. Bonds (Baptist Memorial Health Care), Series 2004-A, 5.00% 2020 (put 2008)	2,500	2,528
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital Rev. Bonds
(Wellmont Health System Project), Series 2002, 5.75% 2007 (escrowed to maturity)	1,555	1,557
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital Rev. Ref. Bonds
(Wellmont Health System Project), Series 2003, 5.00% 2007	1,000	1,001
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital Rev. Ref. Bonds
(Wellmont Health System Project), Series 2003, RADIAN insured, 5.00% 2009	2,000	2,027
Tennessee Energy Acquisition Corp., Gas Project Rev. Bonds, Series 2006-A, 5.00% 2013	500	517
Tennessee Energy Acquisition Corp., Gas Project Rev. Bonds, Series 2006-A, 5.00% 2014	5,000	5,169
Tennessee Energy Acquisition Corp., Gas Project Rev. Bonds, Series 2006-A, 5.00% 2015	10,000	10,344
		29,146

TEXAS — 17.86%
Angelina and Neches River Auth., Pollution Control Rev. Ref. Bonds (Temple-Inland Forest Products Corp. Project), Series 1991, 5.65% 2012	1,000	1,009
Austin Convention Enterprises, Inc., Convention Center Hotel Rev. Ref. Bonds, Series 2006-A, XLCA insured, 5.25% 2015	1,280	1,379
Bell County Health Facs. Dev. Corp., Retirement Fac. Rev. Bonds (Buckner Retirement Services, Inc. Obligated Group Project), Series 1998, 5.00% 2007 (escrowed to maturity)	1,470	1,475
Brazos River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project), Series 2001-C, AMT, 5.75% 2036 (put 2011)	1,780	1,808
Sabine River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project), Series 2001-A, 5.50% 2022 (put 2011)	2,000	2,022
Sabine River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project), Series 2001-B, AMT, 5.75% 2030 (put 2011)	4,675	4,749
Brownsville Independent School Dist. (Cameron County), Unlimited Tax School Building Bonds, Series 2006, 5.00% 2015	2,235	2,377
Brownsville Independent School Dist. (Cameron County), Unlimited Tax School Building Bonds, Series 2006, 5.00% 2016	2,000	2,132
Canadian River Municipal Water Auth., Contract Rev. Ref. Bonds (Conjunctive Use Groundwater Supply Project), Series 2005, AMBAC insured, 5.00% 2014	2,045	2,168
Central Texas Regional Mobility Auth., Rev. Bonds, Series 2005, FGIC insured, 0%/4.20% 2015[3]	1,700	1,286
Clint Independent School Dist. (El Paso County), Unlimited Tax School Building Bonds, Series 2006, 5.00% 2015	1,025	1,093
Clint Independent School Dist. (El Paso County), Unlimited Tax School Building Bonds, Series 2006, 5.00% 2016	1,080	1,154
College Student Loan Bonds, Series 2000, AMT, 5.50% 2010	1,000	1,045
Industrial Dev. Corp. of Port of Corpus Christi, Rev. Ref. Bonds (Valero Refining and Marketing Co. Project), Series 1997-D, AMT, 5.125% 2009	1,000	1,010
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), G.O. Bonds, Series 2005, 5.00% 2014	5,090	5,399
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), G.O. Ref. and Improvement Bonds, Series 1998, 5.00% 2012	1,010	1,016
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), Waterworks and Sewer System Rev. Ref. Bonds, Series 2005, 5.00% 2015 (preref. 2013)	2,045	2,169
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), Waterworks and Sewer System Rev. Ref. Bonds, Series 2005, 5.00% 2015	955	1,007
Dallas Area Rapid Transit, Sales Tax Rev. Ref. Bonds, Series 2007, AMBAC insured, 5.00% 2016	2,000	2,139
Donna Independent School Dist. (Hidalgo County), Unlimited Tax Ref. Bonds, Series 2005, 5.00% 2014	1,000	1,059
G.O. Bonds (Veterans’ Housing Assistance Program), Fund II Series 2001-A-1, AMT, 4.85% 2014	5,890	5,993
G.O. Bonds, Water Financial Assistance and Ref. Bonds, Series 2003-C, 5.00% 2011	2,205	2,301
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System),
Series 2004-A, 5.25% 2011	1,500	1,561
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System),
Series 2004-A, 5.25% 2012	1,750	1,832
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System),
Series 2004-A, 5.25% 2013	1,000	1,050
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System),
Series 2004-A, 5.25% 2014	1,500	1,582
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hospital System Project),
Series 1997-A, MBIA insured, 6.00% 2009	3,215	3,341
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hospital System Project),
Series 1997-A, MBIA insured, 6.00% 2010	1,500	1,587
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke’s Episcopal Hospital), Series 2001-A, 5.50% 2010	1,705	1,761
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke’s Episcopal Hospital), Series 2001-A, 5.50% 2011	1,000	1,043
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke’s Episcopal Hospital), Series 2002, 5.00% 2009	700	714
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke’s Episcopal Hospital), Series 2002, 5.00% 2010	735	757
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke’s Episcopal Hospital), Series 2002, 5.00% 2011	770	800
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke’s Episcopal Hospital), Series 2002, 5.00% 2012	810	848
Harris County, G.O. and Rev. Ref. Bonds, Series 2002, 5.25% 2010	1,585	1,650
Harris County, Tax and Rev. Ref. Bonds, Series 2004-B, FSA insured, 5.00% 2032 (put 2012)	9,250	9,688
Harris County, Toll Road Unlimited Tax and Rev. Ref. Bonds, Series 2007-C, 5.00% 2016	5,000	5,342
City of Houston, Airport System Rev. Bonds, Series 1998-B, AMT, FGIC insured, 5.25% 2012	915	934
City of Houston, Airport System Rev. Bonds, Series 2002-B, FSA insured, 5.25% 2011	2,000	2,098
City of Houston, Airport System Rev. Ref. Bonds, Series B, FGIC insured, 5.00% 2017	1,000	1,065
Port of Houston Auth. of Harris County, Unlimited Tax Forward Ref. Bonds, Series 2006-A, AMT, MBIA insured, 5.00% 2015	1,530	1,615
Katy Independent School Dist. (Fort Bend, Harris and Waller Counties), Unlimited Tax School Building Bonds, Series 2002-A, 5.25% 2011	1,000	1,046
Lower Colorado River Auth., Rev. Ref. Bonds, Series 2002, MBIA insured, 5.00% 2010	1,500	1,547
Municipal Gas Acquisition and Supply Corp. I, Gas Supply Rev. Bonds, Series 2006-A, 5.00% 2015	3,500	3,617
Municipal Gas Acquisition and Supply Corp. II, Gas Supply Rev. Bonds, Series 2007-A, 4.291% 2017[2]	2,500	2,497
North Central Texas Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health Care System Project), Series 2002, 5.50% 2010	1,140	1,181
Tarrant County Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health Care System Project),
Series 2002-A, 5.00% 2008	1,635	1,654
North Texas Tollway Auth., Rev. Ref. Bonds (Dallas North Tollway System),
Series 2003-B, AMBAC insured, 5.00% 2038 (preref. 2008)	70	71
North Texas Tollway Auth., Rev. Ref. Bonds (Dallas North Tollway System),
Series 2003-C, FSA insured, 5.00% 2018 (preref. 2008)	20	20
North Texas Tollway Auth., Rev. Ref. Bonds (Dallas North Tollway System),
Series 2003-C, FSA insured, 5.00% 2018 (put 2008)	980	991
City of Plano (Collin and Denton Counties), G.O. Ref. and Improvement Bonds, Series 2003, 5.00% 2010	1,000	1,035
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds, Series 2002-A, 5.50% 2010	4,740	4,886
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds, Series 2002-B, RADIAN insured, 5.00% 2009	5,200	5,306
City of San Antonio, Airport System Rev. Improvement Bonds, Series 2002, AMT, FGIC insured, 5.50% 2010	1,000	1,043
City of San Antonio, Electric and Gas Systems Rev. Bonds, New Series 2006-A, 5.00% 2015	1,000	1,064
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 2002, 5.25% 2011	2,500	2,616
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 2002, 5.375% 2015	5,480	5,961
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 2003-A, 5.25% 2014	1,500	1,611
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 1997, 5.30% 2011 (preref. 2009)	1,555	1,590
City of San Antonio (Bexar County), General Improvement and Ref. Bonds, Series 1998, 5.00% 2009	990	996
City of San Antonio, General Improvement and Ref. Bonds, Series 2005, 5.25% 2015	7,000	7,559
City of San Antonio, General Improvement Forward Ref. Bonds, Series 2002, 5.00% 2011	985	1,027
City of San Antonio, General Improvement and Ref. Bonds, Series 1998, 5.00% 2009 (preref. 2008)	15	15
City of San Antonio, General Improvement Forward Ref. Bonds, Series 2002, 5.00% 2011 (escrowed to maturity)	50	52
Tarrant County Cultural Education Facs. Fin. Corp., Health Resources System Rev. Ref. Bonds, Series 2007-A, 5.00% 2016	1,000	1,037
Tarrant County Cultural Education Facs. Fin. Corp., Health Resources System Rev. Ref. Bonds, Series 2007-A, 5.00% 2017	1,000	1,035
Tarrant County Cultural Education Facs. Fin. Corp., Retirement Fac. Rev. Bonds (Buckner Retirement Services, Inc. Project), Series 2007, 5.00% 2015	1,170	1,212
Tarrant County Cultural Education Facs. Fin. Corp., Retirement Fac. Rev. Bonds (Buckner Retirement Services, Inc. Project), Series 2007, 5.00% 2016	1,280	1,325
Board of Regents of the Texas A&M University System, Rev. Fncg. System Bonds, 5.10% 2010 (preref. 2009)	1,000	1,024
Board of Regents of the Texas State University System, Rev. Fncg. System Rev. Ref. Bonds,
Series 2002, FSA insured, 5.00% 2010	400	412
Tomball Hospital Auth., Hospital Rev. Ref. Bonds, Series 2005, 5.00% 2015	1,355	1,374
Transportation Commission, G.O. Bonds, Series 2005-A, 5.00% 2013	4,250	4,480
Board of Regents of the University of Texas System, Rev. Ref. Fncg. System Bonds, Series 2002-B, 5.25% 2015	6,670	7,235
Board of Regents of the University of Texas System, Rev. Ref. Fncg. System Bonds, Series 2004-B, 5.25% 2016	10,090	10,993
Waco Health Facs. Dev. Corp., Rev. Ref. Bonds (Hillcrest Health System), Series 2003, MBIA insured, 5.00% 2010	2,040	2,112
Waco Health Facs. Dev. Corp., Rev. Ref. Bonds (Hillcrest Health System), Series 2003, MBIA insured, 5.00% 2011	3,715	3,876
Weslaco Independent School Dist. (Hidalgo County), Unlimited Tax Ref. Bonds, Series 2005, 5.00% 2015	2,360	2,510
		171,068

UTAH — 0.41%
Housing Corp., Single-family Mortgage Bonds, Series 2002-C-2, Class III, AMT, 5.25% 2018	1,385	1,423
Housing Corp., Single-family Mortgage Bonds, Series 2002-D-2, Class III, AMT, 5.00% 2018	670	680
Housing Corp., Single-family Mortgage Bonds, Series 2002-E-2, Class III, AMT, 4.95% 2019	725	726
Housing Corp., Single-family Mortgage Bonds, Series 2007-A-1, Class III, AMT, 4.625% 2027	1,000	948
Housing Fin. Agcy., Single-family Mortgage Bonds (Federally Insured or Guaranteed Mortgage Loans), 1998 Issue D-2, AMT, 5.25% 2012	45	45
Housing Fin. Agcy., Single-family Mortgage Bonds (Federally Insured or Guaranteed Mortgage Loans), 1998 Issue F-2, AMT, 4.25% 2008	45	45
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1998-E-1, AMT, 5.25% 2012	30	30
		3,897

VIRGINIA — 1.07%
Industrial Dev. Auth. of the County of Charles City, Tax-Exempt Solid Waste Disposal Rev. Bonds (Waste Management, Inc.), Series 2002, AMT, 6.25% 2027 (put 2012)	1,000	1,055
Fairfax County Econ. Dev. Auth., Resource Recovery Rev. Ref. Bonds, Series A, AMT, AMBAC insured, 6.10% 2011	2,000	2,139
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002, AMT, 5.00% 2011	1,500	1,557
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002, AMT, 5.00% 2012	1,000	1,044
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2006, AMT, FSA insured, 5.50% 2014	2,735	2,958
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2005, 5.25% 2019 (preref. 2012)	1,500	1,560
		10,313

VIRGIN ISLANDS — 0.51%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Series 1998-A, 5.20% 2010	4,765	4,866

WASHINGTON — 2.76%
Public Utility Dist. No. 1 of Clark County, Electric System Rev. and Ref. Bonds, Series 2007, FGIC insured, 5.00% 2017	2,000	2,139
Energy Northwest, Columbia Generating Station Electric Rev. Ref. Bonds, Series 2003-A, 5.50% 2012 (escrowed to maturity)	1,025	1,101
Energy Northwest, Columbia Generating Station Electric Rev. Ref. Bonds, Series 2004-A, 5.25% 2008 (escrowed to maturity)	130	132
Energy Northwest, Columbia Generating Station Electric Rev. Ref. Bonds, Series 2004-A, 5.25% 2008	1,870	1,896
Various Purpose G.O. Bonds, Series 2000-B, 6.00% 2010	1,130	1,187
Various Purpose G.O. Ref. Bonds, Series R-2006-A, AMBAC insured, 5.00% 2015	5,000	5,341
Health Care Facs. Auth., Rev. Bonds (Kadlec Medical Center), Series 2006-A, ASSURED GUARANTY insured, 5.00% 2013	915	963
King County, Sewer Rev. Ref. Bonds, Series 1999-B, FSA insured, 5.25% 2011	1,895	1,981
King County, Various Purpose G.O. and Ref. Bonds, Series 1996-A, 5.00% 2009	550	550
Public Utility Dist. No. 1 of Lewis County, Rev. Ref. Bonds (Cowlitz Falls Hydroelectric Project),
Series 2003, XLCA insured, 5.00% 2011	2,000	2,079
North Kitsap School Dist. No. 400, Kitsap County, Unlimited Tax G.O. Ref. Bonds, Series 2005, FSA insured, 5.00% 2013	1,000	1,061
Public Power Supply System, Rev. Ref. Bonds (Nuclear Project No. 2), Series 1998-A, 5.00% 2012	2,000	2,060
City of Seattle, Municipal Light and Power Improvements and Rev. Ref. Bonds, Series 2001, FSA insured, 5.50% 2012	1,000	1,054
City of Seattle, Municipal Light and Power Rev. Bonds, Series 1997, 5.00% 2010	1,000	1,021
Public Utility Dist. No. 1 of Snohomish County, Generation System Rev. Ref. Bonds, Series 2002-B, FSA insured, 5.25% 2011	2,000	2,113
City of Spokane, Regional Solid Waste Management System, Rev. Ref. Bonds, Series 2001, AMBAC insured, 5.25% 2011	1,650	1,729
		26,407

WISCONSIN — 3.82%
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 5.50% 2010	750	775
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 5.75% 2012	3,000	3,174
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027	945	987
City of Franklin, Regional Solid Waste Fin. Commission, Demand Solid Waste Disposal Rev. Bonds
(Waste Management of Wisconsin, Inc. Project), Series 2003-A, AMT, 4.95% 2016	3,500	3,482
G.O. Bonds, Series 2003-C, 5.25% 2014	7,770	8,371
Health and Educational Facs. Auth., Rev. and Ref. Bonds (Wheaton Franciscan Services, Inc. System), Series 2002, 6.00% 2016 (preref. 2012)	1,230	1,342
Health and Educational Facs. Auth., Rev. Bonds (Froedtert & Community Health Obligated Group),
Series 2001, 5.65% 2009	1,935	1,997
Health and Educational Facs. Auth., Rev. Bonds (Hospital Sisters Services, Inc. Obligated Group),
Series 1998-B, MBIA insured, 4.85% 2011	1,195	1,216
Health and Educational Facs. Auth., Rev. Bonds (Hospital Sisters Services, Inc. Obligated Group),
Series 2003-D, FSA insured, 5.00% 2011	2,515	2,631
Health and Educational Facs. Auth., Rev. Bonds (Monroe Clinic, Inc.), Series 1999, 4.60% 2008	1,010	1,013
Health and Educational Facs. Auth., Rev. Bonds (Wheaton Franciscan Services, Inc. System), Series 2003-A, 5.00% 2008	1,595	1,607
Health and Educational Facs. Auth., Rev. Bonds (Wheaton Franciscan Services, Inc. System), Series 2003-A, 5.00% 2012	2,065	2,112
Housing and Econ. Dev. Auth., Single-family Mortgage Housing Rev. Bonds, Series 2000-C, MBIA insured, 4.35% 2009	625	630
City of Milwaukee, G.O. Corporate Purpose Bonds, Series R, 5.50% 2010	2,200	2,309
Village of Weston, Pollution Control Rev. Ref. Bonds (Wisconsin Public Service Corp. Projects), Series 2006, 3.95% 2013	5,000	4,997
		36,643

MULTI-STATE — 2.96%
Charter Mac Equity Issuer Trust, Medium Term Tax-Exempt Multi-family Housing Trust Certificates,
Series 2006-A-2, Class A, AMT, 4.72% 2018[2]	15,948	16,217
GMAC Municipal Mortgage Trust, Series A-1-2, AMT, 4.90% cumulative preferred 2039 (put 2014)[2]	2,000	2,009
MuniMae TE Bond Subsidiary, LLC, Series A, AMT, 6.875% cumulative preferred (undated)[2]	2,000	2,083
MuniMae TE Bond Subsidiary, LLC, Series A-2, AMT, 4.90% cumulative preferred (undated)[2]	2,000	2,009
MuniMae TE Bond Subsidiary, LLC, Series A-3, AMT, 4.95% cumulative preferred (undated)[2]	6,000	6,060
		28,378

Total bonds & notes (cost: $927,136,000)		925,445

Short-term securities — 4.72%

City of Valdez, Marine Terminal Rev. Ref. Bonds (BP Pipelines (Alaska) Inc. Project), Series 2003-B, 3.69% 2037[1]	1,100	1,100
North Slope Borough, Exempt Fac. Industrial Rev. Bonds (BP Exploration (Alaska) Inc. Project),
Series 2001, AMT, 3.74% 2025[1]	1,950	1,950
Town of Hurley, New Mexico, Pollution Control Rev. Bonds (Kennecott Santa Fe Corp. Project), Series 1985, 3.69% 2015[1]	3,540	3,540
Industrial Dev. Corp. of the Port of Bellingham, Washington, Environmental Facs. Industrial Rev. Bonds (BP West Coast Products LLC Project), Series 2006, AMT, 3.74% 2040[1]	1,300	1,300
Florida Gulf Coast University Fncg. Corp., Capital Improvement Rev. Bonds, Series 2003, 3.51% 2033[1]	115	115
State of Kentucky, Regional Airport Auth. of Louisville and Jefferson County, Special Facs. Rev. Bonds (UPS Worldwide Forwarding, Inc. Project), Series 1999-A, AMT, 3.70% 2029[1]	2,900	2,900
Maryland Econ. Dev. Corp., Multi-Modal Rev. Bonds (United States Pharmacopeial Project),
Series 2004-A, AMBAC insured, 3.67% 2034[1]	900	900
Massachusetts Health and Educational Facs. Auth., Demand Rev. Bonds (Bentley College Issue), Series K, 3.61% 2030[1,4]	4,400	4,400
Massachusetts Health and Educational Facs. Auth., Rev. Bonds (Children’s Hospital Issue),
Series 2006-L-2, AMBAC insured, 3.66% 2042[1]	1,000	1,000
Jackson County, Mississippi, Port Fac. Ref. Rev. Bonds (Chevron U.S.A. Inc. Project), Series 1993, 3.67% 2023[1]	1,500	1,500
New Hampshire Health and Education Facs. Auth., Rev. Bonds (Dartmouth College Issue), Series 2007-A, 3.74% 2031[1,4]	4,300	4,300
State of Oklahoma, Tulsa County Industrial Auth., Mortgage Rev. Bonds (Montereau in Warren Woods Project), Series 2002-A, 3.69% 2032[1]	1,600	1,600
Metropolitan Government of Nashville and Davidson County, Tennessee, Industrial Dev. Board Rev. Bonds (Nashville Symphony Hall), 3.62% 2031[1]	1,200	1,200
Public Building Auth. of the City of Clarksville, Pooled Fncg. Rev. Bonds (Tennessee Municipal Bond Fund), Series 2001, 3.67% 2031[1,4]	8,100	8,100
Public Building Auth. of the City of Clarksville, Pooled Fncg. Rev. Bonds (Tennessee Municipal Bond Fund), Series 2003, 3.67% 2033[1,4]	1,155	1,155
Public Building Auth. of the City of Clarksville, Pooled Fncg. Rev. Bonds (Tennessee Municipal Bond Fund), Series 2005, 3.67% 2035[1]	1,590	1,590
Public Building Auth. of the County of Montgomery, Pooled Fncg. Rev. Bonds (Tennessee County Loan Pool), Series 2002, 3.67% 2032[1]	400	400
Public Building Auth. of the County of Montgomery, Pooled Fncg. Rev. Bonds (Tennessee County Loan Pool), Series 2006, 3.67% 2036[1]	5,400	5,400
Washington State Housing Fin. Commission, Demand Nonprofit Rev. Bonds (Seattle Art Museum Project), Series 2005, 3.68% 2033[1]	2,800	2,800

Total short-term securities (cost: $45,250,000)		45,250

Total investment securities (cost: $972,386,000)		970,695
Other assets less liabilities		(12,581)

Net assets		$958,114

1Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.
2Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.  The total value of all such restricted securities was $34,047,000, which represented 3.55% of the net assets of the fund.
3Step bond; coupon rate will increase at a later date.
4This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Key to abbreviations

Agcy. = Agency	Dist. = District	G.O. = General Obligation
AMT = Alternative Minimum Tax	Econ. = Economic	Preref. = Prerefunded
Auth. = Authority	Fac. = Facility	Redev. = Redevelopment
Certs. of Part. = Certificates of Participation	Facs. = Facilities	Ref. = Refunding
Dept. = Department	Fin. = Finance	Rev. = Revenue
Dev. = Development	Fncg. = Financing	TECP = Tax-Exempt Commercial Paper

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-943-0907O-S10923

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Limited Term Tax-Exempt Bond Fund of America:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Limited Term Tax-Exempt Bond Fund of America (the "Fund") as of July 31, 2007, and for the year then ended and have issued our unqualified report thereon dated September 14, 2007 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the “Portfolio”) as of July 31, 2007 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
September 14, 2007

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

By /s/ Brenda S. Ellerin
Brenda S. Ellerin, President and Principal Executive Officer

Date: October 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Brenda S. Ellerin
Brenda S. Ellerin, President and Principal Executive Officer

Date: October 5, 2007

By /s/ Sharon G. Moseley
Sharon G. Moseley, Treasurer and Principal Financial Officer

Date: October 5, 2007